UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05635 )

Exact name of registrant as specified in charter: Putnam Diversified Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2006

Date of reporting period: October 1, 2005—September 30, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Diversified Income Trust

9|30|06

Annual Report

PUTNAM INVESTMENTS

INCOME FUNDS
invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

A time-honored tradition in
money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right
for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Diversified
Income Trust

9| 30| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	10
Expenses	12
Portfolio turnover	14
Risk	14
Your fund’s management	15
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders	21
Financial statements	22
Federal tax information	62
About the Trustees	63
Officers	67

Cover photograph: © Richard H. Johnson

Message from the Trustees

Putnam Diversified Income Trust: seeking broad

diversification across global bond markets

When Putnam Diversified Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the nearly two decades since. New sectors like mortgage- and asset-backed securities now make up over one third of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the government and corporate debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To process the market’s increasing complexity, Putnam’s 100-member fixed-income group aligns teams of specialists with the varied investment opportunities. Each team identifies compelling strategies within its area of expertise. Your fund’s management team selects from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

We believe the fund’s multi-strategy approach is well suited to the expanding opportunities of today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the

Optimizing the risk/return trade-off across multiple sectors

Putnam believes that building a diversified portfolio with multiple income-generating strategies is the best way to pursue your fund’s objectives. The fund’s portfolio is composed of a broad spectrum of government, credit, and securitized debt instruments.

fund’s diversified strategy can take advantage of changing market leadership in pursuit of high current income consistent with capital preservation.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. While diversification can help protect returns from excessive volatility, it cannot ensure protection against a market loss.

Key drivers of fixed-income returns

Government

Interest-rate levels are a primary driver of performance. Generally, bond prices decline when interest rates rise, and rise when interest rates fall. Interest rates —and bond yields — rise and fall according to investor expectations about the health of the economy. Differences in countries’ economic cycles and currency values create opportunities for global investors.

Credit

Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements and tend to perform well when the economy strengthens.

Securitized

Interest-rate cycles also affect mortgage-and asset-backed securities (MBSs/ABSs). Because MBSs are the securitized cash flows of mortgages, prepayment rates are another consideration. For ABSs, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Putnam Diversified Income Trust seeks high current income consistent with preservation of capital by investing in investment-grade, high-yield, and non-U.S. fixed-income securities. Fund holdings and sector classifications reflect the diversification of the fixed-income market. The fund is designed for investors seeking high current income consistent with capital preservation, fixed-income diversification, or both.

Highlights

• For the 12 months ended September 30, 2006, Putnam Diversified Income Trust posted a total return of 5.03% without sales charges.

• The fund’s benchmark, the Lehman Aggregate Bond Index, returned 3.67% .

• The average return for the fund’s Lipper category, Multi-Sector Income Funds, was 4.45% .

• The fund increased its dividend in December 2005. See page 8 for details.

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 10.

Performance

Total return for class A shares for periods ended 9/30/06

Since the fund’s inception (10/3/88), average annual return is 7.57% at NAV and 7.34% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	5.66%	5.25%	73.36%	66.83%

5 years	8.97	8.14	53.63	47.88

3 years	7.07	5.73	22.74	18.18

1 year	5.03	1.07	5.03	1.07

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 3.75% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

The 12-month period ended September 30, 2006, was generally favorable for most sectors of the fixed-income market, especially those associated with higher credit risk, such as emerging-market and high-yield bonds. Strong investor demand for yield boosted prices in both of these sectors, particularly during the first calendar quarter of 2006. Because your fund invests in a variety of fixed-income investments, its results at net asset value (NAV, or without sales charges) were ahead of the return of its all-bond benchmark index. The fund’s defensive positioning and the performance of its emerging-market holdings also helped it outpace the performance of its peers, as tracked by the Lipper Multi-Sector Income Funds category average. The fund continued to benefit from its holdings in securitized bonds, and its currency strategy also had a positive effect on performance over the course of the 12-month period.

Market overview

Bond yields in the United States, as well as those overseas, were slightly higher at the close of the 12-month period, responding to continued global growth and monetary policy tightening. Because yields of fixed-income instruments move in the opposite direction of their prices, this trend led to lower prices for most government bonds. However, strong demand for yield, worldwide economic expansion, and robust demand for commodities led to favorable performance within other sectors of the fixed-income market, such as emerging-market and high-yield bonds.

For the first nine months of the period, the Fed continued its program of pushing up short-term interest rates in an effort to head off a higher level of price inflation without undermining economic growth. The Fed decided to pause in raising rates at its August and September 2006 meetings while retaining its stated bias toward possibly resuming rate increases in the future. As of September 30, 2006, the federal funds rate — the overnight lending rate that banks charge each other, which guides other short-term rates — stood at 5.25% .

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/06.

Bonds
Lehman Aggregate Bond Index
(broad bond market)	3.67%

Citigroup Non-U.S. World Government Bond Index
(international government bonds)	2.02%

JP Morgan Global High Yield Index
(global high-yield corporate bonds)	7.67%

JP Morgan Global Diversified Emerging Markets Bond Index
(global emerging-market bonds)	7.46%

Equities
S&P 500 Index
(broad stock market)	10.79%

Russell 2000 Growth Index
(small-company growth stocks)	5.88%

Russell 2000 Value Index
(small-company value stocks)	14.01%

Longer-term Treasury rates also increased slightly for the period, as foreign purchasing continued to prop up Treasury security prices. (Note that given the inverse relationship of bond yields and prices, this also lowered yields for these securities.) From mid-2004 to the end of the summer of 2006, the Fed spearheaded the global effort to cool excessive economic growth that might lead to a resurgence in inflation. By the close of the fund’s fiscal period, the U.S. economy had weakened slightly, responding to higher rates and significantly higher commodity prices. In contrast, economic growth internationally — especially in Germany and Japan — remained very strong. Foreign central banks worldwide now seem to be taking the lead in battling inflation, enacting a series of short-term rate increases that have maintained upward pressure on global interest rates.

Strategy overview

Your fund’s managers believe that using multiple income-generating strategies to build a diversified portfolio is the best way to pursue the fund’s objective. The fund’s portfolio includes a broad spectrum of securitized, credit, and government debt instruments. Our investment process involves aligning teams of specialists with these varied investment opportunities. Each team identifies what it considers to be the most compelling strategies within its area of expertise. Our fund management team then draws from these strategies, systematically building an array of investments that seeks to carefully balance risk and return.

Over the 12-month period, we continued to maintain a conservative posture regarding both duration — a measure of interest-rate sensitivity — and credit risk. (Credit risk is the risk that a bond issuer could default and fail to pay interest and repay principal in a timely manner.) Despite the Fed’s recent pause beginning in August 2006, the global trend in monetary policy is toward higher rates. Therefore, we have kept the fund’s duration short in order to lessen the portfolio’s vulnerability to the negative impact of rising rates.

For defensive purposes, we continued to maintain a higher level of credit quality than we have in past years, keeping the fund’s exposure to high-yield bonds relatively low and maintaining significant exposure to securitized instruments with short maturities. The fund’s positions in international bonds, especially emerging-market debt, further diversified the fund’s sources of return. The portfolio’s relatively low exposure to high-yield and emerging-market bonds had the effect of increasing the portfolio’s cash position. The generally flat yield curve, moreover, made cash holdings attractive relative to other strategies. We have also maintained an exposure to bank loans. These securities offer floating interest rates that, like an adjustable-rate home mortgage, move in tandem with market rates and can therefore help to provide some protection from interest-rate risk.

Your fund’s holdings

The portfolio’s significant position in securitized bonds, or structured securities, performed well during the 12-month period, as interest rates continued to fluctuate within a relatively narrow range. Structured securities currently offer higher income than corporate bonds of comparable credit quality. They also carry short maturities, providing us with the flexibility to shift to other fixed-income securities should interest rates rise. The most common types of structured securities are mortgage-backed securities (MBSs) issued by the Federal National Mortgage Association (Fannie Mae) and the Government National Mortgage Association (Ginnie Mae). Other types of structured securities include asset-backed securities (ABSs), which are typically backed by car loans and credit card payments, and commercial mortgage-backed securities (CMBSs), which are backed by loans on large commercial real estate projects, such as office parks and shopping malls.

Our country selection in the European government bonds area contributed to performance during the 12-month period. We avoided bonds from Portugal, Greece, and countries that are experiencing higher inflation and large structural deficits. Bonds from these countries have also experienced a deterioration in credit quality due to euro-zone restrictions on how budgetary problems can be resolved. We invested instead in bonds from Germany and France, countries that we believe are better equipped for fiscal management when the euro is strong, and whose bonds appear to offer better relative value.

While the fund has gradually de-emphasized emerging-market securities over the past three years, holdings in this area nevertheless helped performance. Positive contributors included bonds from Brazil, Argentina, Colombia, and Indonesia (the last of which was sold by the end of the period). High energy and agriculture prices boosted exports and growth in these countries, encouraging investors to reach for their higher yield.

Top holdings

This table shows the fund’s top holdings within each of the fund’s three broad sectors, and the percentage of the fund’s net assets that each holding represented, as of 9/30/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Coupon (%) and maturity date

Securitized sector
Green Tree Financial Corp. Ser. 99-5, Class A5 (0.9%)	7.86%, 2030

Conseco Finance Securitizations Corp. Ser. 00-4, Class A6 (0.8%)	8.31%, 2032

Conseco Finance Securitizations Corp. Ser. 01-3, Class A4 (0.8%)	6.91%, 2033

Credit sector
Echostar DBS Corp. company guaranty (0.5%)	6.625%, 2014

Pemex Project Funding Master Trust company guaranty (0.4%)	9.5%, 2027

Gazprom OAO 144A notes (Germany) (0.4%)	9.625%, 2013

Government sector
U.S. Treasury bonds (3.4%)	6.25%, 2030

U.S. Treasury bonds (3.2%)	6.25%, 2023

Ireland (Republic of) bonds (2.4%)	5%, 2013

Additionally, we maintained an exposure to senior-secured bank loans. These floating-rate bank loans are issued by banks to corporations. The interest these loans pay adjusts to reflect changes in short-term interest rates. Also, their senior-secured status means that they are backed by the assets of each issuing company, such as buildings and equipment. Although the floating-rate feature of these securities does not eliminate interest-rate or inflation risk, floating-rate bank loans can help an income-oriented portfolio weather the ups and downs of a full interest-rate cycle.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Of special interest

Fund’s dividend increased

The fund’s monthly dividend was increased during the period. Dividends on class A shares rose from $0.042 per share to $0.045 per share effective with the December 2005 payment. The fund’s other share classes had similar increases.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Though the U.S. economy could continue to slow in the months ahead, we believe that accelerating growth in Europe and Japan will keep the global economy on track. Given the Fed’s recent pause from its credit tightening program, it remains to be seen whether inflationary pressures will prompt a resumption of rate increases in late 2006 or early 2007. However, we do expect foreign central banks to continue to tighten credit in the coming months. This potential shift in “inflation-fighting” leadership and global growth dynamics means that central bank behavior is likely to be less predictable over the next 12 months. This unpredictability, coupled with an upward drift in interest rates, could represent a significant challenge to fixed-income markets in general. We are therefore continuing to position the fund defensively with regard to both duration and credit. As part of this defensive posture, we are maintaining an emphasis on structured securities, which tend to have shorter maturities and are of higher quality. Going forward, we will remain vigilant regarding any possible disruptions to the global economy and fixed-income markets, and intend to continue our efforts to keep the fund positioned defensively while diversifying the portfolio across a broad range of fixed-income sectors and securities.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance for periods ended September 30, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(7/1/96)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.57%	7.34%	6.73%	6.73%	6.75%	6.75%	7.26%	7.06%	7.30%	7.71%

10 years	73.36	66.83	60.65	60.65	60.66	60.66	68.76	63.30	69.04	77.59
Annual average	5.66	5.25	4.85	4.85	4.86	4.86	5.37	5.03	5.39	5.91

5 years	53.63	47.88	47.67	45.66	47.70	47.70	51.41	46.48	51.67	55.18
Annual average	8.97	8.14	8.11	7.81	8.11	8.11	8.65	7.93	8.69	9.19

3 years	22.74	18.18	19.99	16.99	19.97	19.97	21.81	17.83	21.86	23.62
Annual average	7.07	5.73	6.26	5.37	6.26	6.26	6.80	5.62	6.81	7.32

1 year	5.03	1.07	4.26	–0.60	4.25	3.27	4.82	1.41	4.79	5.29

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 3.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,065 and $16,066, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,330 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,904 and $17,759, respectively.

Comparative index returns For periods ended 9/30/06

		Citigroup Non-U.S.		Lipper Multi-Sector
	Lehman Aggregate	World Gov’t.	JP Morgan Global	Income Funds
	Bond Index	Bond Index	High Yield Index	category average†

Annual average
(life of fund)	7.55%	7.15%	—*	7.67%

10 years	86.31	58.33	93.55%	81.57
Annual average	6.42	4.70	6.83	6.09

5 years	26.48	48.08	69.22	50.45
Annual average	4.81	8.17	11.09	8.44

3 years	10.49	13.81	30.02	20.10
Annual average	3.38	4.41	9.15	6.27

1 year	3.67	2.02	7.67	4.45

Index and Lipper results should be compared to fund performance at net asset value.

* Inception date of index was 12/31/93, after the fund’s inception.

† Over the 1-, 3-, 5-, and 10-year periods ended 9/30/06, there were 122, 104, 87, and 52 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/06

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.752		$0.676	$0.675	$0.728		$0.728	$0.776

Capital gains	—		—	—	—		—	—

Total	$0.752		$0.676	$0.675	$0.728		$0.728	$0.776

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/05	$10.20	$10.60	$10.12	$10.14	$10.11	$10.45	$10.18	$10.20

9/30/06	9.93	10.32	9.85	9.87	9.84	10.17	9.91	9.93

Current yield (end of period)
Current dividend rate[1]	5.44%	5.23%	4.63%	4.62%	5.24%	5.07%	5.21%	5.68%

Current 30-day SEC yield[2]	5.38	5.17	4.63	4.63	5.13	4.96	5.13	5.63

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Diversified Income Trust from April 1, 2006, to September 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.86	$ 8.68	$ 8.68	$ 6.13	$ 6.13	$ 3.58

Ending value (after expenses)	$1,039.50	$1,035.70	$1,036.60	$1,038.50	$1,038.30	$1,040.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2006, use the calculation method below. To find the value of your investment on April 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 04/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.81	$ 8.59	$ 8.59	$ 6.07	$ 6.07	$ 3.55

Ending value (after expenses)	$1,020.31	$1,016.55	$1,016.55	$1,019.05	$1,019.05	$1,021.56

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	0.95%	1.70%	1.70%	1.20%	1.20%	0.70%

Average annualized expense ratio for Lipper peer group†	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 9/30/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Overall Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Diversified Income Trust	71%*	126%*	99%	146%†	209%†‡

Lipper Multi-Sector Income Funds category average	130%	127%	104%	145%	118%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 9/30/06.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

‡ Excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

Your fund’s Overall Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2006. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams.  D. William Kohli is the Portfolio Leader. Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income and Core Fixed-Income High-Yield teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

Trustee and Putnam employee fund ownership

As of September 30, 2006, all of the 11 Trustees then on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 339,000	$ 90,000,000

Putnam employees	$5,191,000	$418,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $4,000,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

D. William Kohli is also a Portfolio Leader of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, and a Portfolio Member of Putnam Global Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam American Government Income Fund, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Jeffrey Kaufman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

Paul Scanlon is also a Portfolio Leader of Putnam Floating Rate Income Fund, Putnam High Yield Advantage Fund, Putnam High Yield Trust, and Putnam Managed High Yield Trust. He is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

David Waldman is also a Portfolio Member of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust.

D. William Kohli, Rob Bloemker, Jeffrey Kaufman, Paul Scanlon, and David Waldman may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended September 30, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2006, and September 30, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006						•

Chief of Operations	2005							•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual became a member of Putnam’s Executive Board after the reporting date.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup Non-U.S. World Government Bond Index is an unmanaged index of international investment-grade fixed-income securities, excluding the United States.

JP Morgan Global Diversified Emerging Markets Bond Index is an unmanaged index of global emerging-market fixed-income securities.

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remain fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 26th percentile in management fees and in the 11th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Sector Income Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

60th	31st	41st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 119, 93, and 85 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Sector Income Funds category for the one-, five- and ten-year periods ended September 30, 2006, were 27%, 36%, and 67%, respectively. Over the one-, five- and ten-year periods ended September 30, 2006, the fund ranked 32 out of 122, 31 out of 87, and 35 out of 52 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and nonin-vestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the fund’s portfolio, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 13, 2006

The fund’s portfolio 9/30/06

CORPORATE BONDS AND NOTES (23.8%)*

		Principal amount	Value

Basic Materials (1.9%)
Abitibi-Consolidated, Inc.
notes 7 3/4s, 2011 (Canada)		$620,000	$567,300
Chaparral Steel Co. company
guaranty 10s, 2013		3,133,000	3,493,295
Cognis Holding GmbH & Co.
144A sr. notes 9 1/2s, 2014
(Germany)	EUR	1,034,000	1,396,102
Compass Minerals
International, Inc. sr. disc.
notes stepped-coupon Ser. B,
zero % (12s, 6/1/08), 2013 ††		$1,715,000	1,594,950
Compass Minerals
International, Inc. sr. notes
stepped-coupon zero %
(12 3/4s, 12/15/07), 2012 ††		5,065,000	4,894,056
Covalence Specialty
Materials Corp. 144A
sr. sub. notes 10 1/4s, 2016		2,816,000	2,731,520
Crystal US Holdings, LLC sr. disc.
notes stepped-coupon Ser. A,
zero % (10s, 10/1/09), 2014 ††		2,852,000	2,288,730
Equistar Chemicals LP/Equistar
Funding Corp. company
guaranty 10 1/8s, 2008		4,059,000	4,312,688
Gerdau Ameristeel Corp.
sr. notes 10 3/8s, 2011 (Canada)		2,431,000	2,619,403
Huntsman, LLC company
guaranty 11 5/8s, 2010		2,259,000	2,496,195
JSG Holding PLC 144A sr. notes
11 1/2s, 2015 (Ireland) ‡‡	EUR	1,107,587	1,437,941
Lyondell Chemical Co.
company guaranty 10 1/2s, 2013		$715,000	786,500
MDP Acquisitions PLC
sr. notes 9 5/8s, 2012 (Ireland)		1,640,000	1,730,200
MDP Acquisitions PLC
sr. notes Ser. EUR, 10 1/8s,
2012 (Ireland)	EUR	3,045,000	4,205,837
Nalco Co. sr. sub. notes
9s, 2013	EUR	505,000	691,443
Nalco Co. sr. sub. notes
8 7/8s, 2013		$1,565,000	1,631,513
Novelis, Inc. 144A
sr. notes 7 1/4s, 2015		4,640,000	4,408,000
PQ Corp. company guaranty
7 1/2s, 2013		895,000	850,250
Rockwood Specialties
Group, Inc. company guaranty
7 5/8s, 2014	EUR	2,750,000	3,622,476
Steel Dynamics, Inc. company
guaranty 9 1/2s, 2009		$4,955,000	5,122,231
Stone Container Corp.
sr. notes 9 3/4s, 2011		743,000	766,219
Stone Container Finance
company guaranty 7 3/8s,
2014 (Canada)		1,080,000	982,800

CORPORATE BONDS AND NOTES (23.8%)* continued

	Principal amount	Value

Basic Materials continued
United States Steel Corp. sr. notes
9 3/4s, 2010	$943,000	$1,006,653
United States Steel, LLC sr. notes
10 3/4s, 2008	682,000	737,413
		54,373,715

Capital Goods (1.3%)
Alliant Techsystems, Inc. sr. sub. notes
6 3/4s, 2016	947,000	932,795
Allied Waste North America, Inc.
company guaranty Ser. B,
8 1/2s, 2008	5,158,000	5,403,005
Blount, Inc. sr. sub. notes
8 7/8s, 2012	2,207,000	2,201,483
Browning-Ferris Industries, Inc.
sr. notes 6 3/8s, 2008	2,115,000	2,115,000
Crown Cork & Seal Co. Inc.
debs. 8s, 2023	614,000	586,370
Decrane Aircraft Holdings Co.
company guaranty zero %, 2008
(acquired 7/23/04, cost $1,281,482) ‡	4,945,000	3,535,675
L-3 Communications Corp. company
guaranty 6 1/8s, 2013	10,381,000	10,095,523
L-3 Communications Corp. sr. sub.
notes 5 7/8s, 2015	3,094,000	2,939,300
Legrand SA debs. 8 1/2s,
2025 (France)	4,999,000	5,661,368
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s, 2012	852,000	918,030
Owens-Brockway Glass
Container, Inc. sr. sec. notes
8 3/4s, 2012	2,368,000	2,498,240
Owens-Illinois, Inc. debs.
7 1/2s, 2010	453,000	453,000
		37,339,789

Communication Services (1.3%)
American Cellular Corp. company
guaranty 9 1/2s, 2009	1,350,000	1,361,813
Cincinnati Bell, Inc. company guaranty
7s, 2015	3,374,000	3,306,520
Inmarsat Finance PLC company
guaranty 7 5/8s, 2012
(United Kingdom)	1,561,000	1,607,830
Inmarsat Finance PLC company
guaranty stepped-coupon zero %
(10 3/8s, 11/15/08), 2012
(United Kingdom) ††	6,814,000	6,030,390
iPCS, Inc. sr. notes 11 1/2s, 2012	2,160,000	2,419,200
IWO Holdings, Inc. sec. FRN
9.257s, 2012	680,000	698,700
Qwest Communications
International, Inc. company
guaranty 7 1/2s, 2014 (S)	3,595,000	3,603,988
Qwest Corp. debs. 7 1/4s, 2025	1,375,000	1,332,031
Qwest Corp. notes 8 7/8s, 2012	8,725,000	9,521,156
Rural Cellular Corp. sr. sub. notes
9 3/4s, 2010	5,671,000	5,706,444
		35,588,072

CORPORATE BONDS AND NOTES (23.8%)* continued

	Principal amount	Value

Consumer Cyclicals (4.4%)
Boyd Gaming Corp. sr. sub. notes
8 3/4s, 2012	$2,415,000	$2,541,788
Boyd Gaming Corp. sr. sub. notes
7 3/4s, 2012	1,175,000	1,205,844
Boyd Gaming Corp. sr. sub. notes
6 3/4s, 2014	1,325,000	1,295,188
CanWest Media, Inc. company
guaranty 8s, 2012 (Canada)	1,453,443	1,435,275
Dex Media West, LLC/Dex Media
Finance Co. sr. notes Ser. B,
8 1/2s, 2010	217,000	224,053
Dex Media, Inc. notes 8s, 2013	913,000	906,153
FelCor Lodging LP company
guaranty 8 1/2s, 2008 (R)	3,792,000	4,014,780
Ford Motor Co. notes 7.45s,
2031 (S)	2,081,000	1,607,573
Ford Motor Credit Corp. notes
7 7/8s, 2010	1,100,000	1,071,266
Ford Motor Credit Corp. notes
7 3/8s, 2009	1,634,000	1,587,928
Ford Motor Credit Corp. sr. notes
9 7/8s, 2011	3,013,000	3,117,800
Ford Motor Credit Corp. 144A
sr. unsecd. notes 9 3/4s, 2010	1,978,000	2,042,234
General Motors Acceptance Corp.
FRN 6.457s, 2007	2,320,000	2,306,964
General Motors Acceptance Corp.
FRN Ser. MTN, 6.243s, 2007	4,665,000	4,649,251
General Motors Acceptance Corp.
notes 7 3/4s, 2010	418,000	428,301
General Motors Acceptance Corp.
notes 6 7/8s, 2012	311,000	307,828
General Motors Acceptance Corp.
notes 6 3/4s, 2014 (S)	1,668,000	1,628,393
General Motors Acceptance Corp.
sr. unsub. notes 5.85s, 2009	160,000	156,873
Goodyear Tire & Rubber Co. (The)
sr. notes 9s, 2015	997,000	1,011,955
Host Marriott LP sr. notes Ser. M,
7s, 2012 (R)	4,015,000	4,060,169
Jostens IH Corp. company guaranty
7 5/8s, 2012	4,956,000	4,980,780
Lear Corp. company guaranty Ser. B,
8.11s, 2009 (S)	2,100,000	2,026,500
Levi Strauss & Co. sr. notes
9 3/4s, 2015	3,326,000	3,450,725
Levi Strauss & Co. sr. notes
8 7/8s, 2016	1,320,000	1,313,400
Meritor Automotive, Inc. notes
6.8s, 2009	491,000	472,588
MGM Mirage, Inc. company guaranty
8 1/2s, 2010	2,757,000	2,932,759
MGM Mirage, Inc. company guaranty
6s, 2009	7,904,000	7,805,200
Mirage Resorts, Inc. debs.
7 1/4s, 2017	697,000	681,318
Movie Gallery, Inc. sr. unsecd. notes
11s, 2012	1,319,000	844,160

CORPORATE BONDS AND NOTES (23.8%)* continued

	Principal amount	Value

Consumer Cyclicals continued
Oxford Industries, Inc. sr. notes
8 7/8s, 2011	$2,940,000	$2,998,800
Park Place Entertainment Corp.
sr. notes 7s, 2013	3,265,000	3,356,534
Park Place Entertainment Corp.
sr. sub. notes 7 7/8s, 2010	2,300,000	2,392,000
Pinnacle Entertainment, Inc.
sr. sub. notes 8 1/4s, 2012	1,956,000	1,980,450
PRIMEDIA, Inc. sr. notes 8s, 2013	4,752,000	4,312,440
R.H. Donnelley Corp. sr. disc.
notes Ser. A-2, 6 7/8s, 2013	553,000	504,613
R.H. Donnelley Corp. sr. notes
6 7/8s, 2013	2,222,000	2,027,575
Reader’s Digest Association, Inc.
(The) sr. notes 6 1/2s, 2011	2,795,000	2,655,250
Resorts International Hotel and
Casino, Inc. company guaranty
11 1/2s, 2009	3,175,000	3,286,125
Scientific Games Corp. company
guaranty 6 1/4s, 2012	4,989,000	4,801,913
Sealy Mattress Co. sr. sub. notes
8 1/4s, 2014 (S)	5,165,000	5,268,300
Standard Pacific Corp. sr. notes
7 3/4s, 2013	1,339,000	1,265,355
Starwood Hotels & Resorts
Worldwide, Inc. debs. 7 3/8s, 2015	2,557,000	2,588,963
Station Casinos, Inc. sr. notes
6s, 2012	3,250,000	3,136,250
Station Casinos, Inc. sr. sub. notes
6 7/8s, 2016	2,910,000	2,728,125
Tenneco Automotive, Inc. company
guaranty 8 5/8s, 2014 (S)	1,874,000	1,850,575
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013	2,032,000	2,204,720
THL Buildco, Inc. (Nortek
Holdings, Inc.) sr. sub. notes
8 1/2s, 2014	4,655,000	4,398,975
Trump Entertainment Resorts, Inc.
sec. notes 8 1/2s, 2015	677,000	647,381
United Auto Group, Inc. company
guaranty 9 5/8s, 2012	4,100,000	4,346,000
Vertis, Inc. company guaranty
Ser. B, 10 7/8s, 2009	2,855,000	2,855,000
Vertis, Inc. 144A sub. notes
13 1/2s, 2009	1,229,000	1,118,390
Wynn Las Vegas, LLC/Wynn
Las Vegas Capital Corp. 1st mtge.
6 5/8s, 2014	2,605,000	2,526,850
		123,357,630

Consumer Staples (3.7%)
Affinity Group, Inc. sr. sub. notes
9s, 2012	4,155,000	4,155,000
AMC Entertainment, Inc.
sr. sub. notes 8s, 2014	2,100,000	1,974,000
Archibald Candy Corp. company
guaranty 10s, 2007 (In default) (F) †	574,508	30,019

CORPORATE BONDS AND NOTES (23.8%)* continued

	Principal amount	Value
Consumer Staples continued
Avis Budget Care Rental, LLC 144A
sr. notes 7 3/4s, 2016	$1,280,000	$1,238,400
Brand Services, Inc. company
guaranty 12s, 2012	4,700,000	5,264,000
Cablevision Systems Corp.
sr. notes Ser. B, 8s, 2012	1,352,000	1,368,900
CCH, LLC/Capital Corp.
sr. notes 10 1/4s, 2010	556,000	567,120
CCH I, LLC/Capital Corp. sec. notes
11s, 2015	8,838,000	8,042,580
CCH II, LLC/Capital Corp.
sr. notes Ser. B, 10 1/4s, 2010	1,671,000	1,696,065
CCH I Holdings, LLC company
guaranty stepped-coupon zero %
(12 1/8s, 1/15/07), 2015 ††	1,493,000	1,018,973
Church & Dwight Co., Inc. company
guaranty 6s, 2012	3,512,000	3,362,740
Cinemark USA, Inc. sr. sub. notes
9s, 2013	987,000	1,024,013
Cinemark, Inc. sr. disc. notes
stepped-coupon zero % (9 3/4s,
3/15/09), 2014 ††	4,560,000	3,636,600
Constellation Brands, Inc. sr. sub.
notes Ser. B, 8 1/8s, 2012	2,520,000	2,620,800
CSC Holdings, Inc. debs.
7 5/8s, 2018	2,753,000	2,818,384
CSC Holdings, Inc. sr. notes Ser. B,
7 5/8s, 2011	1,998,000	2,050,448
CSC Holdings, Inc. 144A sr. notes
7 1/4s, 2012	5,005,000	4,986,231
Dean Foods Co. company guaranty
7s, 2016	1,186,000	1,186,000
Dean Foods Co. sr. notes
6 5/8s, 2009	1,899,000	1,906,121
Del Monte Corp. company guaranty
6 3/4s, 2015	1,780,000	1,717,700
Del Monte Corp. sr. sub. notes
8 5/8s, 2012	3,605,000	3,780,744
Echostar DBS Corp. company
guaranty 6 5/8s, 2014	15,810,000	15,039,266
Jean Coutu Group, Inc. sr. notes
7 5/8s, 2012 (Canada)	3,863,000	4,060,979
Pinnacle Foods Holding Corp.
sr. sub. notes 8 1/4s, 2013	4,175,000	4,180,219
Playtex Products, Inc. company
guaranty 9 3/8s, 2011	1,187,000	1,240,415
Playtex Products, Inc. sec. notes
8s, 2011	2,893,000	3,001,488
Prestige Brands, Inc. sr. sub. notes
9 1/4s, 2012	3,465,000	3,482,325
Rainbow National Services, LLC
144A sr. notes 8 3/4s, 2012	3,366,000	3,601,620
Remington Arms Co., Inc. company
guaranty 10 1/2s, 2011	1,374,000	1,264,080
Sbarro, Inc. company guaranty
11s, 2009	5,071,000	5,159,743
Scotts Co. (The) sr. sub. notes
6 5/8s, 2013	1,760,000	1,718,200

CORPORATE BONDS AND NOTES (23.8)* continued

	Principal amount	Value
Consumer Staples continued
Six Flags, Inc. sr. notes 9 5/8s, 2014	$2,043,000	$1,818,270
Young Broadcasting, Inc. company
guaranty 10s, 2011	2,774,000	2,590,223
Young Broadcasting, Inc. sr. sub. notes
8 3/4s, 2014	2,745,000	2,333,250
		103,934,916

Energy (4.8%)
Arch Western Finance, LLC sr. notes
6 3/4s, 2013	5,575,000	5,352,000
Bluewater Finance, Ltd. company
guaranty 10 1/4s, 2012
(Cayman Islands)	3,265,000	3,305,813
CHC Helicopter Corp. sr. sub. notes
7 3/8s, 2014 (Canada)	5,729,000	5,399,583
Chesapeake Energy Corp. sr. notes
7 1/2s, 2013	5,575,000	5,658,625
Comstock Resources, Inc. sr. notes
6 7/8s, 2012	3,895,000	3,714,856
Dresser, Inc. company guaranty
10 1/8s, 2011	3,598,000	3,768,905
EXCO Resources, Inc. company
guaranty 7 1/4s, 2011	5,425,000	5,302,938
Forest Oil Corp. sr. notes 8s, 2011	3,730,000	3,860,550
Forest Oil Corp. sr. notes 8s, 2008	1,065,000	1,091,625
Gazprom OAO 144A notes 9 5/8s,
2013 (Germany)	9,320,000	11,032,550
Harvest Operations Corp. sr. notes
7 7/8s, 2011 (Canada)	4,610,000	4,275,775
Hornbeck Offshore Services, Inc.
sr. notes Ser. B, 6 1/8s, 2014	4,355,000	4,066,481
Massey Energy Co. sr. notes
6 5/8s, 2010	5,565,000	5,425,875
Newfield Exploration Co. sr. notes
7 5/8s, 2011	3,940,000	4,058,200
Newfield Exploration Co. sr. sub.
notes 6 5/8s, 2014	2,650,000	2,593,688
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013	3,232,000	3,030,000
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011	3,176,215	3,255,827
Pacific Energy Partners/Pacific Energy
Finance Corp. sr. notes 7 1/8s, 2014	2,625,000	2,677,500
Peabody Energy Corp. sr. notes
5 7/8s, 2016	5,820,000	5,325,300
Pemex Finance, Ltd. bonds 9.69s,
2009 (Cayman Islands)	4,227,000	4,475,653
Pemex Project Funding Master Trust
company guaranty 9 1/2s, 2027	9,008,000	11,800,480
Pemex Project Funding Master Trust
company guaranty 5 3/4s, 2015	7,695,000	7,518,015
Pemex Project Funding Master Trust
144A company guaranty 5 3/4s, 2015	8,432,000	8,238,064
PetroHawk Energy Corp. 144A
sr. notes 9 1/8s, 2013	3,805,000	3,824,025
Plains Exploration & Production Co.
sr. notes 7 1/8s, 2014	3,200,000	3,344,000

CORPORATE BONDS AND NOTES (23.8%)* continued

	Principal amount	Value
Energy continued
Plains Exploration & Production Co.
sr. sub. notes 8 3/4s, 2012	$4,424,000	$4,678,380
Pogo Producing Co. sr. sub. notes
Ser. B, 8 1/4s, 2011	4,365,000	4,485,038
Pride International, Inc. sr. notes
7 3/8s, 2014	3,145,000	3,239,350
Seabulk International, Inc. company
guaranty 9 1/2s, 2013	2,717,000	2,961,530
		137,760,626

Financial (1.3%)
Bosphorus Financial Services, Ltd.
144A sec. FRN 7.205s, 2012
(Cayman Islands)	10,299,000	10,225,166
Crescent Real Estate Equities LP
notes 7 1/2s, 2007 (R)	2,440,000	2,458,300
Liberty Mutual Insurance 144A notes
7.697s, 2097	2,900,000	2,968,057
UBS Luxembourg SA for Sberbank
unsec. sub. notes stepped-coupon
6.23s (7.429s, 2/11/10), 2015
(Luxembourg) ††	2,850,000	2,847,150
VTB Capital SA bonds 6 1/4s, 2035
(Luxembourg)	7,596,000	7,633,980
VTB Capital SA sr. notes 6 1/4s,
2035 (Luxembourg)	3,035,000	3,050,175
VTB Capital SA 144A notes 7 1/2s,
2011 (Luxembourg)	7,265,000	7,719,063
		36,901,891

Health Care (1.7%)
Community Health Systems, Inc.
sr. sub. notes 6 1/2s, 2012	1,203,000	1,150,369
DaVita, Inc. company guaranty
6 5/8s, 2013	1,230,000	1,200,788
HCA, Inc. notes 8.36s, 2024	1,930,000	1,593,203
HCA, Inc. notes 6 3/8s, 2015 (S)	1,766,000	1,426,045
HCA, Inc. notes 5 3/4s, 2014	1,985,000	1,558,225
MedQuest, Inc. company guaranty
Ser. B, 11 7/8s, 2012	3,295,000	2,866,650
Omnicare, Inc. sr. sub. notes
6 1/8s, 2013	4,560,000	4,309,200
Service Corporation International
debs. 7 7/8s, 2013	465,000	478,950
Service Corporation International
sr. notes 6 3/4s, 2016	3,737,000	3,582,849
Stewart Enterprises, Inc. sr. notes
6 1/4s, 2013	3,922,000	3,627,850
Tenet Healthcare Corp. notes
7 3/8s, 2013 (S)	2,680,000	2,415,350
Tenet Healthcare Corp. sr. notes
9 7/8s, 2014 (S)	4,435,000	4,418,369
Triad Hospitals, Inc. sr. notes 7s, 2012	5,810,000	5,751,900
Triad Hospitals, Inc. sr. sub. notes
7s, 2013	1,456,000	1,414,140
US Oncology, Inc. company guaranty
9s, 2012	3,170,000	3,280,950
Vanguard Health Holding Co. II, LLC
sr. sub. notes 9s, 2014	4,221,000	4,094,370

CORPORATE BONDS AND NOTES (23.8)* continued

	Principal amount	Value
Health Care continued
Ventas Realty LP/Capital Corp.
company guaranty 9s, 2012 (R)	$2,840,000	$3,166,600
Ventas Realty LP/Capital Corp.
company guaranty 6 3/4s, 2010 (R)	1,339,000	1,362,433
Ventas Realty LP/Capital Corp.
sr. notes 6 5/8s, 2014 (R)	1,350,000	1,353,375
		49,051,616

Technology (0.6%)
Advanced Micro Devices, Inc.
sr. notes 7 3/4s, 2012 (S)	2,334,000	2,369,010
Freescale Semiconductor, Inc.
sr. notes Ser. B, 7 1/8s, 2014	3,312,000	3,552,120
Iron Mountain, Inc. company
guaranty 8 5/8s, 2013	4,833,000	4,941,743
New ASAT Finance, Ltd. company
guaranty 9 1/4s, 2011
(Cayman Islands)	81,000	61,560
SunGard Data Systems, Inc. company
guaranty 9 1/8s, 2013	1,906,000	1,972,710
Xerox Corp. sr. notes 7 5/8s, 2013	1,812,000	1,902,600
Xerox Corp. unsec. sr. notes
6 3/4s, 2017	1,003,000	1,018,045
		15,817,788

Transportation (0.2%)
CalAir, LLC/CalAir Capital Corp.
company guaranty 8 1/8s, 2008	5,235,000	5,130,300

Utilities & Power (2.6%)
AES Corp. (The) sr. notes
8 7/8s, 2011	361,000	386,270
AES Corp. (The) 144A sec. notes
9s, 2015	4,036,000	4,328,610
AES Corp. (The) 144A sec. notes
8 3/4s, 2013	3,250,000	3,477,500
ANR Pipeline Co. debs. 9 5/8s, 2021	1,572,000	1,936,265
CMS Energy Corp. sr. notes
8.9s, 2008	1,200,000	1,257,000
CMS Energy Corp. sr. notes
7 3/4s, 2010	1,225,000	1,286,250
Colorado Interstate Gas Co. debs.
6.85s, 2037	2,495,000	2,508,565
Colorado Interstate Gas Co. sr. notes
5.95s, 2015	700,000	669,425
Edison Mission Energy 144A sr. notes
7 3/4s, 2016	634,000	641,925
Edison Mission Energy 144A sr. notes
7 1/2s, 2013	760,000	767,600
El Paso Natural Gas Co. debs.
8 5/8s, 2022	1,315,000	1,504,482
El Paso Production Holding Co.
company guaranty 7 3/4s, 2013	5,263,000	5,381,418
Ferrellgas LP/Finance sr. notes
6 3/4s, 2014	3,632,000	3,550,280
Midwest Generation, LLC sec. sr.
notes 8 3/4s, 2034	5,601,000	5,979,068
Mission Energy Holding Co. sec.
notes 13 1/2s, 2008	4,402,000	4,913,733

CORPORATE BONDS AND NOTES (23.8%)* continued

		Principal amount	Value
Utilities & Power continued
Monongahela Power Co.
1st mtge. 6.7s, 2014		$2,885,000	$3,073,996
NRG Energy, Inc. sr. notes
7 3/8s, 2016		1,015,000	1,008,656
Orion Power Holdings, Inc.
sr. notes 12s, 2010		5,195,000	5,883,338
SEMCO Energy, Inc. sr. notes
7 3/4s, 2013		3,346,000	3,362,171
Teco Energy, Inc. notes
7.2s, 2011		1,165,000	1,214,513
Teco Energy, Inc. notes
7s, 2012		1,500,000	1,552,500
Teco Energy, Inc. sr. notes
6 3/4s, 2015		221,000	226,525
Tennessee Gas Pipeline Co.
debs. 7s, 2028		520,000	517,901
Tennessee Gas Pipeline Co.
unsec. notes 7 1/2s, 2017		1,052,000	1,107,962
Transcontinental Gas
Pipeline Corp. debs.
7 1/4s, 2026		3,235,000	3,295,656
Utilicorp Canada Finance Corp.
company guaranty 7 3/4s,
2011 (Canada)		4,309,000	4,524,450
Utilicorp United, Inc. sr. notes
9.95s, 2011		61,000	66,908
Veolia Environnement sr. unsub.
notes Ser. EMTN, 5 3/8s,
2018 (France)	EUR	3,125,000	4,205,508
Williams Cos., Inc. (The) notes
8 3/4s, 2032		$640,000	700,800
Williams Cos., Inc. (The)
notes 7 5/8s, 2019 (S)		3,475,000	3,614,000
Williams Cos., Inc. (The) 144A
notes 6 3/8s, 2010		949,000	944,255
York Power Funding 144A notes
12s, 2007 (Cayman Islands)
(In default) (F) †		1,327,347	110,701
			73,998,231

Total corporate bonds and notes
(cost $674,064,033)			$673,254,574

FOREIGN GOVERNMENT BONDS AND NOTES (17.8%)*

		Principal amount	Value

Argentina (Republic of ) FRB
5.59s, 2012		$34,747,500	$32,054,791
Brazil (Federal Republic of )
bonds 12 1/2s, 2016 (S)		6,220,000	2,889,189
Brazil (Federal Republic of )
bonds 10 1/2s, 2014		1,775,000	2,230,288
Brazil (Federal Republic of )
notes 11s, 2012		12,685,000	15,526,440
Canada (Government of )
bonds 5 1/2s, 2010	CAD	9,650,000	9,120,522

FOREIGN GOVERNMENT BONDS AND NOTES (17.8%)* continued

		Principal amount	Value
Canada (Government of )
bonds Ser. WB60,
7 1/4s, 2007	CAD	8,915,000	$8,154,899
Canada (Government of )
bonds Ser. WL43,
5 3/4s, 2029	CAD	1,550,000	1,722,690
Colombia (Republic of ) notes
12s, 2015	COP	2,005,000,000	963,463
Colombia (Republic of ) notes
10s, 2012 (S)		$9,334,000	10,874,110
France (Government of )
bonds 5 3/4s, 2032	EUR	17,480,000	28,605,097
France (Government of )
bonds 5 1/2s, 2010	EUR	22,675,000	30,744,926
France (Government of )
bonds 4s, 2013	EUR	32,000,000	41,341,824
France (Government of )
bonds 4s, 2009	EUR	6,430,000	8,241,969
France (Government of )
bonds Ser. OATe, 3s, 2012	EUR	24,351,525	33,375,905
Germany (Federal Republic of )
bonds Ser. 2, 5s, 2012	EUR	9,780,000	13,180,138
Ireland (Republic of ) bonds
5s, 2013	EUR	49,300,000	67,326,452
Japan (Government of ) 10 yr
bonds Ser. 244, 1s, 2012	JPY	23,000,000	191,528
Japan (Government of ) 30 yr
bonds Ser. 23, 2 1/2s, 2036	JPY	3,299,500,000	28,287,378
Japan (Government of ) CPI
Linked bonds Ser. 8,1s, 2016	JPY	4,779,579,000	40,236,727
Peru (Republic of ) bonds
7.35s, 2025 (S)		$2,870,000	3,063,725
Russia (Federation of ) unsub.
stepped-coupon 5s (7 1/2s,
3/31/07), 2030 ††		26,814,975	29,871,882
Russia (Ministry of Finance)
debs. Ser. V, 3s, 2008		7,605,000	7,300,800
South Africa (Republic of )
notes 7 3/8s, 2012		5,995,000	6,489,588
South Africa (Republic of )
notes 6 1/2s, 2014		8,050,000	8,432,375
Spain (Kingdom of ) bonds
5s, 2012	EUR	15,000,000	20,308,221
Sweden (Government of )
debs. Ser. 1041, 6 3/4s, 2014	SEK	215,045,000	35,389,307
United Mexican States bonds
Ser. MTN, 8.3s, 2031		$7,775,000	9,699,313
Venezuela (Republic of )
notes 10 3/4s, 2013		5,710,000	6,980,475

Total foreign government bonds
and notes (cost $478,150,751)			$502,604,022

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)*

		Principal amount	Value
Amresco Commercial Mortgage
Funding I 144A Ser. 97-C1, Class G,
7s, 2029		$1,758,000	$1,761,556
Banc of America Commercial
Mortgage, Inc. 144A
Ser. 01-1, Class J,
6 1/8s, 2036		1,170,000	1,178,664
Ser. 01-1, Class K,
6 1/8s, 2036		2,633,000	2,104,478
Banc of America Large
Loan 144A
FRB Ser. 02-FL2A, Class K1,
7.83s, 2014		399,575	398,977
FRB Ser. 02-FL2A, Class L1,
8.33s, 2014		1,090,000	1,090,000
FRB Ser. 05-ESHA, Class K,
7.13s, 2020		4,239,000	4,241,113
FRB Ser. 06-LAQ, Class L,
6.88s, 2021		1,556,000	1,563,068
FRB Ser. 06-LAQ, Class M,
6.98s, 2021		1,587,000	1,591,791
Ser. 03-BBA2, Class X1A,
Interest Only (IO),
0.175s, 2015		547,868	8
Bear Stearns Commercial
Mortgage Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J,
6.98s, 2018		2,480,000	2,480,000
Bear Stearns Commercial
Mortgage Securitization Corp.
Ser. 00-WF2, Class F,
8.453s, 2032		1,174,000	1,315,019
Broadgate Financing PLC sec.
FRB Ser. D, 5.553s, 2023
(United Kingdom)	GBP	3,036,100	5,654,079
Commercial Mortgage
Acceptance Corp. Ser. 97-ML1,
IO, 0.916s, 2017		$113,041,653	1,214,315
Countrywide Alternative
Loan Trust
IFB Ser. 06-6CB, Class 1A3,
IO, zero %, 2036		35,452,277	94,170
IFB Ser. 06-14CB, Class A9,
IO, zero %, 2036		4,661,844	28,044
IFB Ser. 06-19CB, Class A2,
IO, zero %, 2036		1,995,133	5,845
IFB Ser. 06-20CB, Class A14,
IO, zero %, 2036		2,530,730	4,745
Ser. 06-OA10, Class XBI,
IO, 1.401s, 2046		24,628,976	1,169,876
CRESI Finance Limited
Partnership 144A
FRB Ser. 06-A, Class C,
5.924s, 2017		1,093,000	1,092,994
FRB Ser. 06-A, Class D,
6.124s, 2017		369,000	368,998
Criimi Mae Commercial
Mortgage Trust 144A Ser. 98-C1,
Class B, 7s, 2033		14,703,000	14,801,510

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)* continued

		Principal amount	Value

CS First Boston Mortgage
Securities Corp. 144A
FRB Ser. 05-TFLA, Class L,
7.18s, 2020		$4,911,000	$4,910,961
FRB Ser. 05-TFLA, Class K,
6.63s, 2020		2,413,000	2,412,983
Ser. 1998-C2, Class F,
6 3/4s, 2030		8,998,000	9,622,540
Ser. 98-C1, Class F, 6s, 2040		7,396,000	7,423,602
Ser. 02-CP5, Class M,
5 1/4s, 2035		2,599,000	2,366,714
Deutsche Mortgage & Asset
Receiving Corp. Ser. 98-C1,
Class X, IO, 0.982s, 2031		164,333,574	2,617,419
DLJ Commercial Mortgage Corp.
Ser. 98-CF2, Class B4,
6.04s, 2031		2,235,111	2,267,855
DLJ Mortgage Acceptance
Corp. 144A
Ser. 97-CF1, Class B1,
7.91s, 2030		1,948,000	1,964,690
Ser. 97-CF1, Class B2,
8.16s, 2030		1,974,000	1,579,200
Ser. 98-CF2, Class B5,
5.95s, 2031		7,128,872	6,772,714
European Loan Conduit FRB
Ser. 6X, Class E, 6.49s, 2010
(United Kingdom)	GBP	2,516,232	4,706,616
European Loan Conduit 144A
FRB Ser. 6A, Class F,
6.99s, 2010
(United Kingdom)	GBP	937,187	1,753,359
FRB Ser. 22A, Class D,
5.59s, 2014 (Ireland)	GBP	2,461,000	4,596,410
European Prime Real Estate PLC
144A FRB Ser. 1-A, Class D,
5.608s, 2014 (United Kingdom)	GBP	2,208,160	4,114,283
Fannie Mae
FRB Ser. 05-117, Class GF,
zero %, 2036		$1,582,700	1,489,963
IFB Ser. 06-70, Class BS,
14.56s, 2036		1,036,157	1,237,245
IFB Ser. 06-76, Class QB,
7.62s, 2036		5,822,206	6,427,394
IFB Ser. 06-63, Class SP,
7.32s, 2036		6,331,951	6,955,335
IFB Ser. 06-60, Class TK,
7.28s, 2036		1,915,702	2,014,275
IFB Ser. 05-74, Class CS,
5.363s, 2035		3,767,272	3,791,240
IFB Ser. 05-74, Class CP,
5.207s, 2035		3,303,960	3,366,652
IFB Ser. 05-76, Class SA,
5.207s, 2034		4,682,772	4,694,369
IFB Ser. 06-27, Class SP,
5.023s, 2036		3,685,000	3,739,901
IFB Ser. 06-8, Class HP,
5.023s, 2036		4,631,283	4,668,634

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-8, Class WK,
5.023s, 2036	$7,025,249	$7,011,395
IFB Ser. 05-106, Class US,
5.023s, 2035	7,730,575	7,860,398
IFB Ser. 05-99, Class SA,
5.023s, 2035	3,947,179	3,946,200
IFB Ser. 05-114, Class SP,
4.923s, 2036	2,059,217	1,992,293
IFB Ser. 06-60, Class CS,
4.547s, 2036	2,747,831	2,634,749
IFB Ser. 05-95, Class CP,
4.059s, 2035	571,703	564,477
IFB Ser. 05-95, Class OP,
3.892s, 2035	2,011,000	1,870,095
IFB Ser. 05-83, Class QP,
3.536s, 2034	1,273,672	1,186,181
IFB Ser. 02-36, Class QH, IO,
2.72s, 2029	1,070,089	10,233
IFB Ser. 06-90, Class SE, IO,
2.47s, 2036	9,494,677	858,230
IFB Ser. 03-66, Class SA, IO,
2.32s, 2033	7,633,589	586,832
IFB Ser. 03-48, Class S, IO,
2.22s, 2033	3,008,046	232,654
IFB Ser. 05-113, Class AI, IO,
1.9s, 2036	3,159,499	217,233
IFB Ser. 05-113, Class DI, IO,
1.9s, 2036	244,345	14,444
IFB Ser. 06-60, Class DI, IO,
1.74s, 2035	9,488,154	501,124
IFB Ser. 05-95, Class CI, IO,
1.37s, 2035	8,193,342	501,231
IFB Ser. 05-84, Class SG, IO,
1.37s, 2035	13,766,069	810,425
IFB Ser. 05-69, Class AS, IO,
1.37s, 2035	3,547,537	190,148
IFB Ser. 04-92, Class S, IO,
1.37s, 2034	11,048,076	636,988
IFB Ser. 05-104, Class SI, IO,
1.37s, 2033	18,529,194	1,095,816
IFB Ser. 05-83, Class QI, IO,
1.36s, 2035	2,112,094	144,393
IFB Ser. 05-92, Class SC, IO,
1.35s, 2035	19,305,246	1,128,026
IFB Ser. 05-83, Class SL, IO,
1.34s, 2035	39,515,395	1,949,403
IFB Ser. 06-20, Class IG, IO,
1.32s, 2036	42,713,530	1,853,082
IFB Ser. 06-45, Class SM, IO,
1.27s, 2036	10,199,771	453,890
IFB Ser. 06-20, Class IB, IO,
1.26s, 2036	18,305,924	765,948
IFB Ser. 05-95, Class OI, IO,
1.26s, 2035	1,190,597	81,886
IFB Ser. 06-85, Class TS, IO,
1.23s, 2036	12,924,698	550,274
IFB Ser. 03-112, Class SA, IO,
1.17s, 2028	6,666,983	202,006

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)* continued

	Principal amount	Value
Fannie Mae
IFB Ser. 05-67, Class BS, IO,
0.82s, 2035	$10,167,832	$296,901
IFB Ser. 05-74, Class SE, IO,
0.77s, 2035	5,425,512	153,557
IFB Ser. 05-87, Class SE, IO,
0.72s, 2035	76,206,861	2,123,201
IFB Ser. 04-54, Class SW, IO,
0.67s, 2033	4,172,140	120,849
Ser. 03-W6, Class PT1,
9.721s, 2042	108,216	115,602
Ser. 04-W8, Class 3A,
7 1/2s, 2044	2,873,730	3,023,823
Ser. 04-W2, Class 5A,
7 1/2s, 2044	8,617,710	9,063,629
Ser. 04-T2, Class 1A4,
7 1/2s, 2043	2,424,089	2,548,105
Ser. 03-W4, Class 4A,
7 1/2s, 2042	757,138	791,006
Ser. 03-W3, Class 1A3,
7 1/2s, 2042	1,456,926	1,526,327
Ser. 02-T19, Class A3,
7 1/2s, 2042	1,404,897	1,471,940
Ser. 03-W2, Class 1A3,
7 1/2s, 2042	274,150	287,300
Ser. 02-W6, Class 2A,
7 1/2s, 2042	365,948	382,728
Ser. 02-T12, Class A3,
7 1/2s, 2042	362,963	378,805
Ser. 02-W1, Class 2A,
7 1/2s, 2042	1,182,307	1,231,141
Ser. 02-14, Class A2, 7 1/2s, 2042	17,287	18,062
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,575,541	1,642,548
Ser. 02-T4, Class A3, 7 1/2s, 2041	455,073	474,599
Ser. 01-T8, Class A1, 7 1/2s, 2041	26,544	27,615
Ser. 01-T7, Class A1, 7 1/2s, 2041	6,799,480	7,062,175
Ser. 01-T3, Class A1, 7 1/2s, 2040	1,019,168	1,060,807
Ser. 01-T1, Class A1, 7 1/2s, 2040	3,209,878	3,346,003
Ser. 99-T2, Class A1, 7 1/2s, 2039	1,241,233	1,303,919
Ser. 00-T6, Class A1, 7 1/2s, 2030	600,660	627,091
Ser. 02-W7, Class A5,
7 1/2s, 2029	1,312,480	1,373,564
Ser. 01-T4, Class A1, 7 1/2s, 2028	7,896,248	8,320,995
Ser. 02-W3, Class A5,
7 1/2s, 2028	8,112	8,476
Ser. 01-T10, Class A1, 7s, 2041	6,989,100	7,206,619
Ser. 98-T2, Class A4, IO,
6 1/2s, 2036	213,329	1,067
Ser. 03-86, Class IB, IO,
5 1/2s, 2028	984,743	29,235
Ser. 03-W10, Class 3, IO,
1.927s, 2043	1,413,737	65,238
Ser. 03-W17, Class 12, IO,
1.159s, 2033	24,161,155	940,695
Ser. 03-W10, Class 1A, IO,
1.041s, 2043	38,711,623	611,140
Ser. 03-W10, Class 3A, IO,
1.024s, 2043	47,467,561	843,050

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)* continued

	Principal amount	Value
Fannie Mae
Ser. 01-T1, Class 1, IO,
0.837s, 2040	$1,287,392	$18,305
Ser. 00-T6, IO, 0.757s, 2030	22,708,993	321,265
Ser. 02-T18, IO, 0.524s, 2042	65,145,374	821,719
Ser. 02-W8, Class 1, IO,
0.368s, 2042	33,235,218	241,749
Ser. 06-84, Class OP, Principal
Only (PO) zero %, 2036	603,090	569,166
Ser. 371, Class 1, PO, zero %, 2036	2,976,495	2,511,529
Ser. 367, Class 1, PO, zero %, 2036	3,093,584	2,285,379
Ser. 363, Class 1, PO, zero %, 2035	25,988,702	19,201,590
Ser. 361, Class 1, PO, zero %, 2035	14,887,487	11,924,419
Ser. 04-38, Class AO, PO,
zero %, 2034	2,689,866	1,948,051
Ser. 342, Class 1, PO, zero %, 2033	1,647,173	1,287,622
Ser. 02-82, Class TO, PO,
zero %, 2032	1,354,636	1,087,519
Ser. 04-61, Class CO, PO,
zero %, 2031	2,993,000	2,401,415
Ser. 99-51, Class N, PO,
zero %, 2029	484,557	399,305
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	2,724,342	2,871,286
Ser. T-58, Class 4A, 7 1/2s, 2043	52,185	54,645
Ser. T-42, Class A5, 7 1/2s, 2042	644,406	672,605
Ser. T-41, Class 3A, 7 1/2s, 2032	3,461,658	3,611,046
Ser. T-60, Class 1A2, 7s, 2044	12,491,400	12,962,905
Ser. T-57, Class 1AX, IO,
0.005s, 2043	19,318,353	213,275
FFCA Secured Lending Corp. 144A
Ser. 00-1, Class X, IO, 1.381s, 2020	33,714,855	1,867,323
First Union Commercial Mortgage
Trust 144A Ser. 99-C1, Class G,
5.35s, 2035	3,121,100	1,997,138
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class G, 7 1/2s, 2029	1,408,000	1,568,887
Freddie Mac
FRB Ser. 3022, Class TC,
zero %, 2035	814,750	872,165
FRB Ser. 2986, Class XT,
zero %, 2035	491,771	503,604
FRB Ser. 3046, Class WF,
zero %, 2035	1,101,659	1,075,958
FRB Ser. 3054, Class XF,
zero %, 2034	474,598	470,816
IFB Ser. 3182, Class PS,
7.28s, 2032	4,073,385	4,447,937
IFB Ser. 3081, Class DC,
5.175s, 2035	3,031,688	3,007,336
IFB Ser. 2996, Class SA,
5.143s, 2035	2,612,016	2,469,922
IFB Ser. 3114, Class GK,
5.08s, 2036	1,794,199	1,789,714
IFB Ser. 2979, Class AS,
4.73s, 2034	1,411,421	1,398,189

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)* continued

	Principal amount	Value
Freddie Mac
IFB Ser. 3065, Class DC,
3.87s, 2035	$4,615,248	$4,270,801
IFB Ser. 3050, Class SA,
3.55s, 2034	3,112,287	2,831,563
IFB Ser. 2828, Class GI, IO,
2.17s, 2034	517,786	46,304
IFB Ser. 2869, Class JS, IO,
1.92s, 2034	1,267,534	72,503
IFB Ser. 2828, Class TI, IO,
1.72s, 2030	4,391,907	263,514
IFB Ser. 3033, Class SF, IO,
1.47s, 2035	7,222,616	288,905
IFB Ser. 3028, Class ES, IO,
1.42s, 2035	22,288,249	1,566,829
IFB Ser. 3042, Class SP, IO,
1.42s, 2035	4,602,448	293,176
IFB Ser. 3045, Class DI, IO,
1.4s, 2035	42,610,724	1,890,215
IFB Ser. 3054, Class CS, IO,
1.37s, 2035	4,810,377	239,768
IFB Ser. 3107, Class DC, IO,
1.37s, 2035	20,444,254	1,411,749
IFB Ser. 3066, Class SI, IO,
1.37s, 2035	15,096,875	1,019,424
IFB Ser. 3031, Class BI, IO,
1.36s, 2035	4,707,818	335,637
IFB Ser. 3067, Class SI, IO,
1.32s, 2035	17,614,126	1,216,946
IFB Ser. 3114, Class TS, IO,
1.32s, 2030	32,722,141	1,472,095
IFB Ser. 3114, Class BI, IO,
1.32s, 2030	14,291,961	606,782
IFB Ser. 3065, Class DI, IO,
1.29s, 2035	3,322,101	216,974
IFB Ser. 3174, Class BS, IO,
1.19s, 2036	12,218,296	486,078
IFB Ser. 3152, Class SY, IO,
1.15s, 2036	13,707,913	880,027
IFB Ser. 3081, Class DI, IO,
1.15s, 2035	3,805,621	209,876
IFB Ser. 3199, Class S, IO,
1.12s, 2036	10,816,458	526,035
IFB Ser. 3016, Class SP, IO,
0.78s, 2035	4,276,128	127,001
IFB Ser. 3016, Class SQ, IO,
0.78s, 2035	9,233,743	292,710
IFB Ser. 2937, Class SY, IO,
0.77s, 2035	4,444,212	116,438
IFB Ser. 2815, Class S, IO,
0.67s, 2032	9,414,706	264,252
Ser. 2852, Class WI, IO, 5s, 2019	275,681	57,807
Ser. 2852, Class VS, IO,
1.578s, 2034	549,383	11,674
Ser. 3174, PO, zero %, 2036	687,050	558,808
Ser. 236, PO, zero %, 2036	4,426,074	3,473,824
Ser. 3045, Class DO, PO,
zero %, 2035	3,244,675	2,611,395
Ser. 231, PO, zero %, 2035	15,692,994	11,703,826

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)* continued

	Principal amount	Value

Freddie Mac
Ser. 228, PO, zero %, 2035	$18,794,005	$14,707,348
Ser. 3130, Class KO, PO,
zero %, 2034	528,101	415,339
Ser. 215, PO, zero %, 2031	585,096	478,963
Ser. 2235, PO, zero %, 2030	1,473,450	1,169,321
Ser. 2191, Class MO, PO,
zero %, 2027	124,422	121,154
Ser. 1208, Class F, PO,
zero %, 2022	481,084	403,463
GE Capital Commercial Mortgage
Corp. 144A
Ser. 00-1, Class F, 7.787s, 2033	1,354,000	1,447,269
Ser. 00-1, Class G, 6.131s, 2033	4,588,975	4,123,882
GMAC Commercial Mortgage
Securities, Inc. 144A Ser. 99-C3,
Class G, 6.974s, 2036	4,134,628	4,167,134
Government National
Mortgage Association
IFB Ser. 05-66, Class SP,
3.067s, 2035	2,635,209	2,407,947
IFB Ser. 04-86, Class SW, IO,
1.42s, 2034	680,944	36,496
IFB Ser. 06-26, Class S, IO,
1.17s, 2036	1,076,760	53,226
IFB Ser. 05-65, Class SI, IO,
1.02s, 2035	11,588,536	465,756
IFB Ser. 05-68, Class SI, IO,
0.97s, 2035	41,280,193	1,852,618
IFB Ser. 06-14, Class S, IO,
0.92s, 2036	9,668,329	356,759
IFB Ser. 05-51, Class SJ, IO,
0.87s, 2035	12,232,387	517,019
IFB Ser. 05-68, Class S, IO,
0.87s, 2035	23,992,133	985,791
Ser. 99-31, Class MP, PO,
zero %, 2029	52,383	44,263
Ser. 98-2, Class EA, PO,
zero %, 2028	421,948	344,731
GS Mortgage Securities Corp. II
144A FRB Ser. 03-FL6A, Class L,
8.58s, 2015	1,843,461	1,853,830
LB Commercial Conduit Mortgage
Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,960,723	1,844,331
Ser. 98-C4, Class J, 5.6s, 2035	3,535,000	3,195,531
Lehman Brothers Floating Rate
Commercial Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L,
9.08s, 2014	4,196,208	4,200,404
Lehman Mortgage Trust
IFB Ser. 06-5, Class 2A2, IO,
1.82s, 2036	14,270,000	519,649
IFB Ser. 06-5, Class 1A3, IO,
0.07s, 2036	3,868,000	19,181
IFB Ser. 06-4, Class 1A3, IO,
0.07s, 2036	4,846,639	42,694
IFB Ser. 06-3, Class 1A7, IO,
0.07s, 2036	3,140,002	12,564

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)* continued

		Principal amount	Value
Mach One Commercial Mortgage
Trust 144A
Ser. 04-1A, Class J,
5.45s, 2040		$4,511,500	$3,725,719
Ser. 04-1A, Class K,
5.45s, 2040		1,653,000	1,330,194
Ser. 04-1A, Class L,
5.45s, 2040		752,500	555,416
Merrill Lynch Mortgage
Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.174s, 2028		16,904,196	1,033,401
Mezz Cap Commercial
Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 8.05s, 2037		8,338,160	3,009,555
Morgan Stanley Capital I 144A
Ser. 04-RR, Class F7, 6s, 2039		13,869,752	9,925,195
Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E,
7 1/4s, 2030		2,378,284	2,443,668
Ser. 97-MC2, Class X, IO,
1.457s, 2012		13,864,260	79,611
Permanent Financing PLC FRB
Ser. 8, Class 2C, 5.79s, 2042
(United Kingdom)		973,000	972,997
PNC Mortgage Acceptance
Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2010		880,000	833,809
Quick Star PLC FRB Ser. 1,
Class D, 5.59s, 2011
(United Kingdom)	GBP	2,290,740	4,278,415
Salomon Brothers Mortgage
Securities VII 144A
Ser. 03-CDCA, Class X3CD,
IO, 1.43s, 2015		$9,347,925	4,066
SBA CMBS Trust 144A
Ser. 05-1A, Class E,
6.706s, 2035		1,580,000	1,579,353
STRIPS 144A
Ser. 03-1A, Class M, 5s,
2018 (Cayman Islands)		1,339,000	1,130,461
Ser. 03-1A, Class N, 5s,
2018 (Cayman Islands)		1,590,000	1,232,250
Ser. 04-1A, Class M, 5s,
2018 (Cayman Islands)		1,438,000	1,208,819
Ser. 04-1A, Class N, 5s,
2018 (Cayman Islands)		1,371,000	1,061,989
Titan Europe PLC 144A
FRB Ser. 05-CT1A, Class D,
5.79s, 2014 (Ireland)	GBP	3,517,645	6,569,905
FRB Ser. 05-CT2A, Class E,
5.763s, 2014 (Ireland)	GBP	1,661,000	3,102,250
FRB Ser. 04-2A, Class D,
3.992s, 2014 (Ireland)	EUR	2,506,662	3,174,938
FRB Ser. 04-2A, Class C,
3.592s, 2014 (Ireland)	EUR	1,125,403	1,425,436

COLLATERALIZED MORTGAGE OBLIGATIONS (16.4%)* continued

		Principal amount	Value

URSUS EPC 144A
FRB Ser. 1-A, Class D, 5.64s,
2012 (Ireland)	GBP	2,163,787	$4,041,305
Ser. 1-A, Class X1, IO, 3s,
2012 (Ireland)	GBP	5,000	1,016,624
Wachovia Bank Commercial
Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L,
8.63s, 2018		$3,292,000	3,264,446

Total collateralized mortgage
obligations (cost $458,733,171)			$465,004,675

ASSET-BACKED SECURITIES (16.1%)*

		Principal amount	Value

Americredit Automobile
Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012		$1,031,112	$1,030,545
Ameriquest Finance NIM
Trust 144A Ser. 04-RN9,
Class N2, 10s, 2034
(Cayman Islands)		1,370,074	1,274,169
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E,
7.11s, 2038		2,906,000	3,022,706
Ser. 04-1A, Class E,
6.42s, 2039		1,768,000	1,752,567
Aviation Capital Group Trust
144A FRB Ser. 03-2A, Class G1,
6.03s, 2033		2,114,115	2,117,253
Banc of America Alternative
Loan Trust IFB Ser. 06-6,
Class CB2, IO, 0.02s, 2036		5,038,502	9,981
Banc of America Funding Corp.
IFB Ser. 06-4, Class A4, IO,
0.17s, 2036		5,593,934	16,430
Banc of America Mortgage
Securities IFB Ser. 06-2,
Class A4, IO, 0.07s, 2036		4,452,763	29,268
Bank One Issuance Trust FRB
Ser. 03-C4, Class C4,
6.36s, 2011		3,310,000	3,355,084
Bear Stearns Asset Backed
Securities NIM Trust 144A
Ser. 04-HE10, Class A1, 4 1/4s,
2034 (Cayman Islands)		9,433	9,412
Bear Stearns Asset
Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6,
8.58s, 2034		1,703,000	1,700,871
FRB Ser. 06-PC1, Class M9,
7.08s, 2035		885,000	726,253
Bear Stearns Asset Backed
Securities, Inc. 144A FRB
Ser. 06-HE2, Class M10,
7.58s, 2036		1,582,000	1,425,778

ASSET-BACKED SECURITIES (16.1%)* continued

	Principal amount	Value

Bombardier Capital Mortgage
Securitization Corp.
Ser. 00-A, Class A2, 7.575s, 2030 $	1,091,373	$766,668
Ser. 00-A, Class A4, 8.29s, 2030	5,066,455	3,682,679
Ser. 99-B, Class A3, 7.18s, 2015	7,961,467	5,286,912
Ser. 99-B, Class A4, 7.3s, 2016	5,374,790	3,641,216
Broadhollow Funding, LLC 144A FRB
Ser. 04-A, Class Sub, 6.57s, 2009	2,733,000	2,764,703
Capital Auto Receivables Asset
Trust 144A Ser. 06-1, Class D,
7.16s, 2013	1,000,000	1,001,133
CARSS Finance Limited Partnership
144A FRB Ser. 04-A, Class B2,
6.28s, 2011 (Cayman Islands)	95,974	96,229
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 8.68s,
2011 (Cayman Islands)	232,306	236,899
FRB Ser. 04-AA, Class B4, 10.83s,
2011 (Cayman Islands)	313,094	325,626
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C, 6.41s, 2010	3,730,000	3,787,550
CHEC NIM Ltd., 144A Ser. 04-2,
Class N3, 8s, 2034 (Cayman Islands)	336,800	322,269
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11,
7.83s, 2035	1,384,000	1,168,993
FRB Ser. 05-HE4, Class M12,
7.38s, 2035	1,931,000	1,573,086
FRB Ser. 06-WMC1, Class M10,
8.83s, 2035	424,000	386,238
Conseco Finance Securitizations Corp.
FRB Ser. 01-4, Class M1,
7.08s, 2033	2,391,000	908,580
Ser. 00-1, Class A5, 8.06s, 2031	4,110,955	3,646,672
Ser. 00-2, Class A4, 8.48s, 2030	313,546	313,201
Ser. 00-4, Class A4, 7.73s, 2031	2,916,695	2,753,944
Ser. 00-4, Class A5, 7.97s, 2032	1,762,000	1,418,119
Ser. 00-4, Class A6, 8.31s, 2032	26,321,000	22,681,763
Ser. 00-5, Class A7, 8.2s, 2032	492,000	415,986
Ser. 00-6, Class A5, 7.27s, 2032	695,725	642,261
Ser. 01-1, Class A5, 6.99s, 2032	15,259,000	14,958,637
Ser. 01-3, Class A3, 5.79s, 2033	27,277	27,255
Ser. 01-3, Class A4, 6.91s, 2033	23,474,000	22,578,256
Ser. 01-3, Class M2, 7.44s, 2033	836,745	75,307
Ser. 01-4, Class A4, 7.36s, 2033	2,000,000	2,069,970
Ser. 02-1, Class A, 6.681s, 2033	8,484,062	8,606,486
Consumer Credit Reference IDX
Securities 144A FRB Ser. 02-1A,
Class A, 7.387s, 2007	4,668,000	4,743,855
Countrywide Alternative Loan Trust
IFB Ser. 06-26CB, Class A2, IO,
0.47s, 2036	6,385,346	17,061
Countrywide Asset Backed
Certificates 144A
Ser. 04-6N, Class N1,
6 1/4s, 2035	316,881	315,933
Ser. 04-BC1N, Class Note,
5 1/2s, 2035	221,601	218,875

ASSET-BACKED SECURITIES (16.1%)* continued

		Principal amount	Value

Countrywide Home Loans
FRB Ser. 05-22, Class 2A1,
5.304s, 2035		$862,566	$859,568
Ser. 05-2, Class 2X, IO,
1.16s, 2035		44,521,772	1,085,218
Ser. 06-0A5, Class X, IO,
1.543s, 2046		22,774,754	1,035,540
Countrywide Home Loans
144A Ser. 03-R4, Class 1A, PO,
zero %, 2034		64,782	51,629
Crest, Ltd. 144A Ser. 03-2A,
Class E2, 8s, 2038
(Cayman Islands)		3,427,000	3,331,150
DB Master Finance, LLC 144A
Ser. 06-1, Class M1, 8.285s, 2031		610,000	626,502
First Chicago Lennar Trust
144A Ser. 97-CHL1, Class E,
7.627s, 2039		12,933,305	13,113,159
Fort Point CDO, Ltd. FRB
Ser. 03-2A, Class A2, 6.448s,
2038 (Cayman Islands)		1,229,000	1,238,095
Fremont NIM Trust 144A
Ser. 04-3, Class A,
4 1/2s, 2034		56,939	56,749
Ser. 04-3, Class B,
7 1/2s, 2034		308,530	286,190
G-Force CDO, Ltd. 144A
Ser. 03-1A, Class E, 6.58s,
2038 (Cayman Islands)		1,471,000	1,460,427
G-Star, Ltd. 144A FRB
Ser. 02-2A, Class BFL, 7.33s,
2037 (Cayman Islands)		614,000	633,912
Gears Auto Owner Trust 144A
Ser. 05-AA, Class E1,
8.22s, 2012		3,514,000	3,493,648
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C,
6.8s, 2042 (United Kingdom)		3,012,746	3,023,216
FRB Ser. 02-2, Class 1C,
6 3/4s, 2043
(United Kingdom)		370,000	372,647
FRB Ser. 03-2, Class 2C1,
5.2s, 2043
(United Kingdom)	EUR	10,080,000	13,138,857
FRB Ser. 03-2, Class 3C,
6.287s, 2043
(United Kingdom)	GBP	7,560,000	14,496,811
Green Tree Financial Corp.
Ser. 93-1, Class B,
8.45s, 2018		$3,692,401	3,534,219
Ser. 94-4, Class B2,
8.6s, 2019		2,634,425	1,960,553
Ser. 94-6, Class B2, 9s, 2020		6,495,625	6,043,893
Ser. 95-4, Class B1,
7.3s, 2025		2,737,142	2,697,796
Ser. 95-8, Class B1,
7.3s, 2026		2,796,090	2,792,852
Ser. 95-F, Class B2,
7.1s, 2021		693,477	694,778

ASSET-BACKED SECURITIES (16.1%)* continued

	Principal amount	Value

Green Tree Financial Corp.
Ser. 96-8, Class M1, 7.85s, 2027 $	2,979,000	$2,591,209
Ser. 99-3, Class A5, 6.16s, 2031	192,854	194,060
Ser. 99-3, Class A7, 6.74s, 2031	3,957,000	3,826,823
Ser. 99-5, Class A5, 7.86s, 2030	30,084,000	26,615,315
Green Tree Home Improvement
Loan Trust Ser. 95-D, Class B2,
7.45s, 2025	537,325	508,876
Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	14,226,229	13,187,870
Ser. 99-5, Class A4, 7.59s, 2028	436,693	444,260
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011	3,004,645	2,982,380
GSAMP Trust 144A
Ser. 04-NIM1, Class N2,
zero %, 2034	390,725	287,769
Ser. 04-NIM2, Class N,
4 7/8s, 2034	420,961	419,151
GSMPS Mortgage Loan Trust 144A
IFB Ser. 05-RP1, Class 1AS, IO,
0.857s, 2035 (SN)	90,378,777	2,844,342
IFB Ser. 06-RP1, Class 1AS, IO,
0.468s, 2036 (SN)	1,100,559	27,172
Ser. 01-2, IO, 0.191s, 2032	1,578,256	8,333
Guggenheim Structured Real Estate
Funding, Ltd. 144A FRB
Ser. 05-1A, Class E, 7.13s, 2030
(Cayman Islands)	2,377,000	2,377,000
Ser. 05-2A, Class E, 7.33s, 2030
(Cayman Islands)	2,453,000	2,469,680
HASCO NIM Trust 144A
Ser. 05-OP1A, Class A, 6 1/4s,
2035 (Cayman Islands)	1,434,473	1,408,297
Holmes Financing PLC FRB Ser. 8,
Class 2C, 6.227s, 2040
(United Kingdom)	1,938,000	1,941,101
JPMorgan Mortgage Acquisition Corp.
FRB Ser. 05-OPT2, Class M11,
7.58s, 2035	690,000	588,874
Lehman Mortgage Trust
IFB Ser. 06-6, Class 1A2, IO,
1.17s, 2036	8,052,000	273,662
IFB Ser. 06-6, Class 1A3, IO,
1.17s, 2036	10,268,000	554,880
IFB Ser. 06-6, Class 4A2, IO,
0.02s, 2036	8,094,000	23,745
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 8.08s,
2037 (Cayman Islands)	7,500,000	7,502,640
FRB Ser. 03-1A, Class EFL, 8.33s,
2036 (Cayman Islands)	11,120,000	11,815,000
Long Beach Mortgage Loan Trust
FRB Ser. 06-2, Class M10,
7.83s, 2036	1,478,000	1,246,139
Ser. 04-3, Class S1, IO,
4 1/2s, 2006	6,790,743	47,747
Ser. 04-3, Class S2, IO,
4 1/2s, 2006	3,037,260	21,356

ASSET-BACKED SECURITIES (16.1%)* continued

		Principal amount	Value

Long Beach Mortgage Loan
Trust 144A FRB Ser. 06-2,
Class B, 7.83s, 2036		$1,478,000	$1,156,997
Lothian Mortgages PLC 144A
FRB Ser. 3A, Class D, 5.537s,
2039 (United Kingdom)	GBP	6,500,000	12,140,050
Madison Avenue Manufactured
Housing Contract FRB
Ser. 02-A, Class B1,
8.58s, 2032		$6,357,565	4,450,296
MASTR Adjustable Rate
Mortgages Trust Ser. 04-13,
Class 3A6, 3.786s, 2034		579,000	556,005
MASTR Asset Backed Securities
NIM Trust 144A
Ser. 04-CI5, Class N2, 9s,
2034 (Cayman Islands)		813,566	244,070
Ser. 04-HE1A, Class Note,
5.191s, 2034 (Cayman Islands)		49,000	48,706
MBNA Credit Card Master
Note Trust FRB Ser. 03-C5,
Class C5, 6.51s, 2010		3,730,000	3,791,225
Merrill Lynch Mortgage
Investors, Inc.
FRB Ser. 05-A9, Class 3A1,
5.293s, 2035		1,123,234	1,118,495
Ser. 03-WM3N, Class N1,
8s, 2034		28,752	28,356
Merrill Lynch Mortgage
Investors, Inc. 144A
Ser. 04-FM1N, Class N1,
5s, 2035 (Cayman Islands)		76,626	75,477
Ser. 04-WM2N, Class N1,
4 1/2s, 2034		7,264	7,187
Ser. 04-WM3N, Class N1,
4 1/2s, 2035		8,777	8,584
Mid-State Trust Ser. 11,
Class B, 8.221s, 2038		1,189,570	1,178,050
Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3,
8.53s, 2034		1,597,000	1,616,576
Morgan Stanley Auto Loan
Trust 144A
Ser. 04-HB1, Class D,
5 1/2s, 2011		50,844	50,635
Ser. 04-HB2, Class E,
5s, 2012		954,229	940,603
Morgan Stanley Mortgage
Loan Trust Ser. 05-5AR,
Class 2A1, 5.398s, 2035		10,607,331	10,598,398
N-Star Real Estate CDO, Ltd.
144A FRB Ser. 1A, Class C1A,
8.4s, 2038 (Cayman Islands)		2,000,000	2,037,000
Navistar Financial Corp.
Owner Trust
Ser. 04-B, Class C,
3.93s, 2012		913,704	891,684
Ser. 05-A, Class C,
4.84s, 2014		1,004,179	984,575

ASSET-BACKED SECURITIES (16.1%)* continued

		Principal amount	Value

Neon Capital, Ltd. 144A
limited recourse sec.
notes Ser. 95, 2.319s, 2013
(Cayman Islands) (F) (g)		$2,028,770 $	746,841
limited recourse sec.
notes Ser. 94, 1.686s, 2013
(Cayman Islands) (F) (g)		4,330,907	4,651,022
limited recourse sec.
notes Ser. 97, 1.105s, 2013
(Cayman Islands) (F) (g)		2,649,208	11,553,522
Oakwood Mortgage
Investors, Inc.
Ser. 01-C, Class A1,
5.16s, 2012		839,491	405,360
Ser. 01-C, Class A2,
5.92s, 2017		9,369,329	4,911,177
Ser. 01-D, Class A4,
6.93s, 2031		187,151	133,655
Ser. 01-E, Class A2,
5.05s, 2019		7,317,881	5,699,512
Ser. 02-A, Class A2,
5.01s, 2020		589,229	452,635
Ser. 02-B, Class A4,
7.09s, 2032		3,234,500	2,877,838
Ser. 02-C, Class A1,
5.41s, 2032		12,538,416	10,804,930
Ser. 99-B, Class A4,
6.99s, 2026		9,161,807	8,040,648
Ser. 99-D, Class A1,
7.84s, 2029		8,078,026	7,135,474
Oakwood Mortgage
Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030		851,114	755,954
Ocean Star PLC 144A
FRB Ser. 04-A, Class E,
11.902s, 2018 (Ireland)		5,793,000	6,033,774
FRB Ser. 05-A, Class E,
10.002s, 2012 (Ireland)		1,317,000	1,343,603
Option One Mortgage Loan
Trust FRB Ser. 05-4, Class M11,
7.83s, 2035		1,809,000	1,635,449
Park Place Securities, Inc. 144A
FRB Ser. 04-MHQ1,
Class M10, 7.83s, 2034		863,000	800,007
FRB Ser. 05-WCW2,
Class M11, 7.83s, 2035		712,000	505,520
People’s Choice Net Interest
Margin Note 144A Ser. 04-2,
Class B, 5s, 2034		129,596	129,118
Permanent Financing PLC
FRB Ser. 3, Class 3C, 6.54s,
2042 (United Kingdom)		3,300,000	3,335,202
FRB Ser. 6, Class 3C, 5.4s,
2042 (United Kingdom)	GBP	6,492,000	12,125,108
Providian Gateway Master
Trust FRB Ser. 04-EA, Class E,
8.33s, 2011		$6,550,000	6,664,625

ASSET-BACKED SECURITIES (16.1%)* continued

		Principal amount	Value

Residential Asset Securities
Corp. 144A
FRB Ser. 05-KS10, Class B,
8.074s, 2035		$1,523,000	$1,355,896
Ser. 04-N10B, Class A1,
5s, 2034		60,106	59,843
Residential Asset Securitization
Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.22s, 2036		1,986,384	23,899
Residential Mortgage Securities
144A FRB Ser. 20A, Class B1A,
5.693s, 2038
(United Kingdom)	GBP	950,000	1,764,734
Rural Housing Trust Ser. 87-1,
Class D, 6.33s, 2026		$629,021	632,461
SAIL Net Interest Margin
Notes 144A
Ser. 03-10A, Class A, 7 1/2s,
2033 (Cayman Islands)		415,971	41,597
Ser. 03-3, Class A, 7 3/4s,
2033 (Cayman Islands)		123,233	24,647
Ser. 03-5, Class A, 7.35s,
2033 (Cayman Islands)		91,811	9,181
Ser. 03-6A, Class A, 7s,
2033 (Cayman Islands)		60,872	6,087
Ser. 03-7A, Class A, 7s,
2033 (Cayman Islands)		151,053	15,105
Ser. 03-8A, Class A, 7s,
2033 (Cayman Islands)		55,236	4,419
Ser. 03-9A, Class A, 7s,
2033 (Cayman Islands)		84,468	4,223
Ser. 03-BC2A, Class A,
7 3/4s, 2033 (Cayman Islands)		491,904	49,190
Ser. 04-4A, Class B, 7 1/2s,
2034 (Cayman Islands)		75,106	6,305
Ser. 04-10A, Class A, 5s,
2034 (Cayman Islands)		80,469	80,295
Sasco Net Interest Margin
Trust 144A
Ser. 03-BC1, Class B, zero %,
2033 (Cayman Islands)		1,883,265	225,992
Ser. 05-WF1A, Class A,
4 3/4s, 2035 (Cayman Islands)		323,969	322,485
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 04-HE2N, Class NA,
5.43s, 2034 (Cayman Islands)		43,874	43,545
Soundview Home Equity Loan
Trust 144A FRB Ser. 05-4,
Class M10, 7.83%, 2036		1,086,000	984,731
South Coast Funding 144A
FRB Ser. 3A, Class A2, 6.646s,
2038 (Cayman Islands)		2,070,000	2,076,210
Structured Asset
Investment Loan Trust 144A
FRB Ser. 05-HE3, Class M11,
7.83s, 2035		2,060,000	1,693,461
FRB Ser. 06-BNC2, Class B1,
7.83s, 2036		1,686,000	1,509,434

ASSET-BACKED SECURITIES (16.1%)* continued

	Principal amount	Value

Structured Asset Receivables Trust
144A FRB Ser. 05-1, 6.02s, 2015	$11,048,304	$11,044,857
Structured Asset Securities Corp.
144A Ser. 98-RF3, Class A, IO,
6.1s, 2028	369,667	38,526
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038
(Cayman Islands)	3,688,000	3,779,746
TIAA Real Estate CDO, Ltd. 144A
Ser. 02-1A, Class IV, 6.84s, 2037
(Cayman Islands)	2,403,000	2,420,337
Wells Fargo Mortgage Backed
Securities Trust Ser. 05-AR13,
Class 1A4, IO, 0.742s, 2035	88,075,785	1,357,674
Whinstone Capital Management, Ltd.
144A FRB Ser. 1A, Class B3,
6.385s, 2044 (United Kingdom)	3,645,000	3,645,073
Whole Auto Loan Trust 144A
Ser. 04-1, Class D, 5.6s, 2011	891,768	886,850

Total asset-backed securities
(cost $448,074,706)		$454,908,515

U.S. GOVERNMENT AGENCY MORTGAGE OBLIGATIONS (1.6%)*

	Principal amount	Value

Federal Home Loan Mortgage
Corporation Pass-Through
Certificates 5 1/2s, May 1, 2020	$450,143	$450,600
Federal National Mortgage
Association Pass-Through Certificates
8s, April 1, 2027	3,142	3,339
7s, with due dates from
July 1, 2031 to April 1, 2034	42,057	43,281
6 1/2s, with due dates
from October 1, 2034 to
February 1, 2035	18,987	19,389
6 1/2s, November 1, 2017	30,614	31,501
6s, TBA, October 1, 2021	10,600,000	10,759,000
5 1/2s, April 1, 2036	38,122	37,556
5 1/2s, with due dates
from January 1, 2009 to
February 1, 2021	4,943,692	4,951,002
5s, with due dates from
February 1, 2021 to June 1, 2021	1,819,259	1,787,706
4 1/2s, with due dates
from October 1, 2020 to
October 1, 2035	14,026,497	13,138,879
4 1/2s, TBA, October 1, 2021	6,500,000	6,269,453
4 1/2s, TBA, November 1, 2021	6,500,000	6,269,453
4s, with due dates from May 1,
2019 to September 1, 2020	928,122	877,164

Total U.S. government agency
mortgage obligations (cost $44,457,050)		$44,638,323

U.S. TREASURY OBLIGATIONS (8.0%)*

	Principal amount	Value
U.S. Treasury Bonds
6 1/4s, May 15, 2030	$79,772,000	$95,863,512
6 1/4s, August 15, 2023	77,090,000	89,520,763
U.S. Treasury Strip zero %,
November 15, 2024	98,235,000	40,778,940

Total U.S. treasury obligations
(cost $210,061,595)		$226,163,215

SENIOR LOANS (6.9%)* (c)

	Principal amount	Value

Basic Materials (0.7%)
Georgia-Pacific Corp. bank term
loan FRN Ser. B, 7.414s, 2013	$3,880,500	$3,887,640
Innophos, Inc. bank term loan FRN
7.67s, 2010	1,708,026	1,712,296
Lyondell Chemical Co. bank term
loan FRN Ser. B, 7.231s, 2013	500,000	501,250
Nalco Co. bank term loan FRN
Ser. B, 7.29s, 2010	1,717,351	1,717,740
Novelis, Inc. bank term loan FRN
7.718s, 2012	168,204	168,507
Novelis, Inc. bank term loan FRN
Ser. B, 7.718s, 2012	292,144	292,670
PQ Corp. bank term loan FRN
Ser. B, 7 1/2s, 2012	1,576,000	1,577,970
Rockwood Specialties Group, Inc.
bank term loan FRN Ser. E,
7.485s, 2012	4,925,000	4,942,238
Smurfit-Stone Container Corp. bank
term loan FRN 5.234s, 2010	271,070	272,388
Smurfit-Stone Container Corp. bank
term loan FRN Ser. B, 7.655s, 2011	1,191,502	1,197,294
Smurfit-Stone Container Corp. bank
term loan FRN Ser. C, 7.667s, 2011	605,314	608,257
St. Mary’s Cement Corp. bank term
loan FRN Ser. B, 7.499s, 2009	972,500	972,500
		17,850,750

Capital Goods (0.6%)
AGCO Corp. bank term loan FRN
7.249s, 2008	1,351,000	1,352,689
Allied Waste Industries, Inc. bank
term loan FRN 5.334s, 2012	519,468	517,249
Allied Waste Industries, Inc. bank
term loan FRN 7.212s, 2012	1,306,705	1,301,302
Communications & Power Industries
bank term loan FRN 7.58s, 2010	1,105,801	1,107,874
Enersys Capital, Inc. bank term
loan FRN Ser. B, 7.465s, 2011	1,475,474	1,479,163
Graham Packaging Corp. bank term
loan FRN Ser. B, 7.765s, 2011	984,962	986,809
Hexcel Corp. bank term loan FRN
Ser. B, 7.226s, 2012	3,780,274	3,780,274
Mueller Group, Inc. bank term loan
FRN 7.418s, 2012	2,167,509	2,176,604

SENIOR LOANS (6.9%)* (c) continued

	Principal amount	Value
Capital Goods continued
Roper Industries, Inc. bank term
loan FRN Ser. A, 6.14s, 2009	$2,572,645	$2,566,213
Terex Corp. bank term loan FRN
Ser. D, 7.12s, 2013	199,500	199,749
Transdigm, Inc. bank term loan FRN
7.389s, 2013	1,050,000	1,053,938
		16,521,864

Communication Services (0.5%)
Consolidated Communications
Holdings, Inc. bank term loan FRN
Ser. D, 7.441s, 2011	2,736,394	2,734,684
Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 7 1/4s, 2012	2,500,000	2,481,250
Hawaiian Telecom Communications
bank term loan FRN Ser. B,
7 3/4s, 2012	147,449	147,475
Intelsat, Ltd. bank term loan FRN
Ser. B, 7.758s, 2013 (Bermuda)	2,650,000	2,664,355
Level 3 Communications, Inc. bank
term loan FRN 8.398s, 2011	691,000	696,758
PanAmSat Corp. bank term loan
FRN Ser. B, 7.981s, 2013	2,650,000	2,666,194
Syniverse Holdings, Inc. bank term
loan FRN Ser. B, 7 1/2s, 2012	2,303,754	2,303,754
Time Warner Telecom, Inc. bank
term loan FRN Ser. B, 7.824s, 2010	397,000	397,827
Windstream Corp. bank term loan
FRN Ser. B, 7.26s, 2013	1,162,000	1,165,320
		15,257,617

Consumer Cyclicals (1.3%)
Adams Outdoor Advertising, LP bank
term loan FRN 7.269s, 2012	708,517	708,959
Boise Cascade Corp. bank term loan
FRN Ser. D, 7.166s, 2011	965,527	967,946
Coinmach Service Corp. bank term
loan FRN Ser. B-1, 7.908s, 2012	1,246,217	1,254,785
Goodyear Tire & Rubber Co. (The)
bank term loan FRN 7.954s, 2010	1,295,000	1,302,015
Landsource, Inc. bank term loan
FRN Ser. B, 7 7/8s, 2010	1,250,000	1,245,834
Maguire Properties, Inc. bank term
loan FRN Ser. B, 7.08s, 2010 (R)	1,199,070	1,199,070
Neiman Marcus Group, Inc. bank
term loan FRN Ser. B, 7.891s, 2013	2,136,076	2,149,433
Nortek Holdings, Inc. bank term
loan FRN Ser. B, 7.36s, 2011	1,462,388	1,454,620
Oriental Trading Co. bank term
loan FRN 8.186s, 2013	748,125	746,255
Penn National Gaming, Inc. bank
term loan FRN Ser. B, 7.196s, 2012	1,089,000	1,092,267
PRIMEDIA, Inc. bank term loan FRN
Ser. B, 7.58s, 2013	891,000	878,526
R.H. Donnelley Finance Corp. bank
term loan FRN Ser. A-3, 6.74s, 2009	498,479	492,426

SENIOR LOANS (6.9%)* (c) continued

	Principal amount	Value
Consumer Cyclicals continued
R.H. Donnelley Finance Corp. bank
term loan FRN 6.891s, 2011	$2,815,933	$2,792,614
Standard-Pacific Corp. bank term
loan FRN Ser. B, 6.926s, 2013	475,000	465,500
Sun Media Corp. bank term loan
FRN Ser. B, 7.235s, 2009 (Canada)	380,313	380,313
Travelport bank term loan FRN
8.347s, 2013	27,034	27,049
Travelport bank term loan FRN
Ser. B, 8.347s, 2013	275,966	276,114
Trump Hotel & Casino Resort, Inc.
bank term loan FRN Ser. B-1,
8.034s, 2012	1,113,750	1,118,623
Trump Hotel & Casino Resort, Inc.
bank term loan FRN 5.62s, 2012 (U)	1,119,375	1,124,272
TRW Automotive, Inc. bank term
loan FRN Ser. B, 7.188s, 2010	3,828,880	3,816,118
TRW Automotive, Inc. bank term
loan FRN Ser. B2, 6.813s, 2010	606,950	605,433
TRW Automotive, Inc. bank term
loan FRN Ser. E, 6 3/4s, 2010	1,477,500	1,472,883
Venetian Casino Resort, LLC bank
term loan FRN Ser. B, 7 1/4s, 2011	6,571,282	6,568,200
Venetian Casino Resort, LLC bank
term loan FRN Ser. DD, 7 1/4s, 2011	1,354,904	1,354,268
Visant Holding Corp. bank term
loan FRN Ser. C, 7.068s, 2010	3,155,011	3,166,054
William Carter Holdings Co. (The)
bank term loan FRN Ser. B,
6.854s, 2012	630,230	628,457
		37,288,034

Consumer Staples (2.0%)
Affiliated Computer Services, Inc.
bank term loan FRN Ser. B2,
7.395s, 2013	200,000	200,300
Affinion Group, Inc. bank term
loan FRN Ser. B, 8.174s, 2013	4,102,990	4,123,505
AMC Entertainment, Inc. bank term
loan FRN Ser. B, 7.455s, 2013	845,750	850,067
Brand Services, Inc. bank term loan
FRN 7.693s, 2009	548,615	548,958
Burlington Coat Factory
Warehouse Corp. bank term loan
FRN Ser. B, 7.53s, 2013	1,641,750	1,596,602
Cablevision Systems Corp. bank
term loan FRN Ser. B, 7.183s, 2013	4,937,625	4,916,023
CBRL Group, Inc. bank term loan
FRN Ser. B, 6.959s, 2013	700,407	697,080
CBRL Group, Inc. bank term loan
FRN Ser. DD, 5 3/4s, 2007 (U)	97,655	96,679
Cebridge Connections, Inc. bank
term loan FRN Ser. B, 7.739s, 2013	1,500,000	1,486,407
Century Cable Holdings bank term
loan FRN 10 1/4s, 2009	6,280,000	6,100,574

SENIOR LOANS (6.9%)* (c) continued

	Principal amount	Value
Consumer Staples continued
Charter Communications bank term
loan FRN 8 1/8s, 2013	$2,243,459	$2,252,321
Cinemark, Inc. bank term loan FRN
Ser. C, 7.264s, 2011	2,784,644	2,784,644
Gray Television, Inc. bank term
loan FRN Ser. B, 7.01s, 2012	987,525	985,056
Insight Midwest, LP/Insight Capital, Inc.
bank term loan FRN 7 3/8s, 2009	1,643,525	1,647,463
Jean Coutu Group, Inc. bank term
loan FRN Ser. B, 8s, 2011 (Canada)	588,097	588,832
Mediacom Communications Corp.
bank term loan FRN Ser. C,
7.222s, 2015	2,221,875	2,211,163
Mediacom Communications Corp.
bank term loan FRN Ser. DD,
7.38s, 2015	540,000	536,400
MGM Studios, Inc. bank term loan
FRN Ser. B, 8.749s, 2011	4,378,000	4,330,310
Olympus Cable Holdings, LLC bank
term loan FRN Ser. B, 10 1/4s, 2010	4,085,000	3,966,282
Pinnacle Foods Holding Corp. bank
term loan FRN Ser. C, 7.473s, 2010	1,826,929	1,826,359
Prestige Brands, Inc. bank term
loan FRN Ser. B, 7.719s, 2011	1,969,773	1,975,519
Regal Cinemas, Inc. bank term loan
FRN Ser. B, 7.238s, 2010	2,053,617	2,044,533
Reynolds American, Inc. bank term
loan FRN Ser. B, 7.284s, 2012	1,097,250	1,102,050
Six Flags, Inc. bank term loan FRN
Ser. B, 8.73s, 2009	2,980,942	3,012,149
United Rentals, Inc. bank term
loan FRN 7.32s, 2011	577,871	578,697
United Rentals, Inc. bank term
loan FRN Ser. B, 5.334s, 2011	221,052	221,368
Universal City Development bank
term loan FRN Ser. B, 7.467s, 2011	3,780,377	3,780,377
Warner Music Group bank term loan
FRN Ser. B, 7.388s, 2011	920,782	923,204
Young Broadcasting, Inc. bank term
loan FRN Ser. B, 7.999s, 2012	1,047,355	1,041,464
		56,424,386

Energy (0.2%)
CR Gas Storage bank term loan FRN
7.162s, 2013	279,300	278,471
CR Gas Storage bank term loan FRN
7.14s, 2013	266,667	266,500
CR Gas Storage bank term loan FRN
Ser. B, 7.166s, 2013	1,463,167	1,458,823
CR Gas Storage bank term loan FRN
Ser. DD, 6 3/4s, 2013 (U)	186,667	186,550
Dresser, Inc. bank term loan FRN
8.94s, 2010	1,230,000	1,240,763
Dresser, Inc. bank term loan FRN
Ser. C, 7.83s, 2009	85,515	85,729

SENIOR LOANS (6.9%)* (c) continued

	Principal amount	Value
Energy continued
Dresser-Rand Group, Inc. bank term
loan FRN Ser. B, 7.396s, 2011	$667,233	$669,902
Meg Energy Corp. bank term loan
FRN 7 1/2s, 2013 (Canada)	497,500	497,944
Meg Energy Corp. bank term loan
FRN Ser. DD, 6s, 2013 (Canada) (U)	500,000	496,429
Petroleum Geo-Services ASA bank
term loan FRN Ser. B, 7 3/4s,
2012 (Norway)	189,993	191,133
Universal Compression, Inc. bank
term loan FRN Ser. B, 7s, 2012	1,466,722	1,465,805
		6,838,049

Financial (0.4%)
Capital Automotive bank term loan
FRN 7.08s, 2010 (R)	5,772,841	5,780,859
Fidelity National Information
Solutions, Inc. bank term loan
FRN Ser. B, 7.08s, 2013	3,197,542	3,201,759
Nasdaq Stock Market, Inc. (The)
bank term loan FRN Ser. B,
6.972s, 2012	1,145,411	1,143,979
Nasdaq Stock Market, Inc. (The)
bank term loan FRN Ser. C,
7.068s, 2012	673,058	672,216
		10,798,813

Health Care (0.7%)
Alderwoods Group, Inc. bank term
loan FRN 7.33s, 2009	503,913	503,913
AmeriPath, Inc. bank term loan FRN
Ser. B, 7.39s, 2012	202,000	201,546
Community Health Systems, Inc.
bank term loan FRN Ser. B,
7.15s, 2011	2,348,326	2,345,757
DaVita, Inc. bank term loan FRN
Ser. B, 7.472s, 2012	1,615,049	1,619,375
Fresenius Medical Care AG & CO
KGAA bank term loan FRN Ser. B,
6.829s, 2013 (Germany)	404,965	401,703
Healthsouth Corp. bank term loan
FRN Ser. B, 8.58s, 2013	5,550,000	5,568,498
IASIS Healthcare Corp. bank term
loan FRN Ser. B, 7.73s, 2011	1,181,864	1,186,542
LifePoint, Inc. bank term loan FRN
Ser. B, 7 1/8s, 2012	4,294,865	4,263,251
Stewart Enterprises, Inc. bank term
loan FRN Ser. B, 7.231s, 2011	562,082	561,380

SENIOR LOANS (6.9%)* (c) continued

	Principal amount	Value
Health Care continued
United Surgical Partners
International, Inc. bank term loan
FRN 7.145s, 2013	$227,430	$227,430
Vanguard Health Systems, Inc. bank
term loan FRN 7.749s, 2011	990,025	989,406
VWR International, Inc. bank term
loan FRN Ser. B, 7.77s, 2011	1,596,628	1,598,624
		19,467,425

Technology (0.3%)
AMI Semiconductor, Inc. bank term
loan FRN 6.83s, 2012	2,856,806	2,857,998
Aspect Software, Inc. bank term
loan FRN 8.438s, 2011	150,000	150,075
JDA Software Group, Inc. bank term
loan FRN Ser. B, 7.787s, 2013	240,000	240,000
ON Semiconductor Corp. bank term
loan FRN Ser. BH, 7 3/4s, 2011	1,970,072	1,970,689
UGS Corp. bank term loan FRN
Ser. C, 7.229s, 2012	3,419,305	3,412,183
		8,630,945

Transportation (0.1%)
United Airlines bank term loan FRN
Ser. B, 9 1/4s, 2012	1,523,594	1,544,226
United Airlines bank term loan FRN
Ser. DD, 9.08s, 2012	217,656	220,604
		1,764,830

Utilities & Power (0.1%)
Mirant North America, LLC. bank
term loan FRN Ser. B, 7.08s, 2013	328,173	326,913
NRG Energy, Inc. bank term loan
FRN Ser. B, 7.33s, 2013	3,163,105	3,175,296
		3,502,209

Total senior loans (cost $195,029,818)		$194,344,922

SHORT-TERM INVESTMENTS (9.9%)*

	Principal amount/shares	Value
Interest in $400,000,000 joint
tri-party repurchase agreement
dated September 29, 2006 with
Bank of America Securities, LLC
due October 2, 2006 with respect
to various U.S. Government
obligations — maturity value of
$58,542,137 for an effective yield
of 5.36% (collateralized by Fannie
Mae securities with a coupon rate of
6.50% and a due date of July 1, 2035
valued at $408,000,000)	$58,516,000	$58,516,000
Jupiter Securitization Corp. for
an effective yield of 5.26%,
October 10, 2006	$32,314,000	32,271,507
Putnam Prime Money Market Fund (e)	89,147,096	89,147,096
Sheffield Receivables Corp. for
an effective yield of 5.27%,
October 3, 2006	$50,000,000	49,985,361

SHORT-TERM INVESTMENTS (9.9%)* continued

	Principal amount/shares	Value
Short-term investments held as
collateral for loaned securities
with yields ranging from 5.27% to
5.53% and due dates ranging
from October 2, 2006 to
November 20, 2006 (d)	$41,000,921	$40,900,851
U.S. Treasury Bills for an
effective yield of 4.76%,
November 30, 2006 #	$9,382,000	9,307,570

Total short-term investments
(cost $280,128,385)		$280,128,385

TOTAL INVESTMENTS
Total investments (cost $2,788,699,509)		$2,841,046,631

* Percentages indicated are based on net assets of $2,830,255,253.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2006 was $3,535,675 or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2006.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rate shown for senior loans are the current interest rates at September 30, 2006. Senior loans are also subject to mandatory and/or optional prepayment, which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

(g) The notes are secured by debt and equity securities and equity participation agreements held by Neon Capital, Ltd.

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at September 30, 2006.

(SN) The securities noted above were purchased during the period for an aggregate cost of $3,167,972. During the period, questions arose regarding a potential misidentification of the characteristics of these securities. As a result of initial inquiries into the matter, the values of these securities were adjusted. As of September 30, 2006, the aggregate values of these securities totaled $2,871,514. An investigation of the facts surrounding the acquisition and valuation of these securities is currently underway to determine whether the fund may have claims against other parties in this regard.

(U) A portion of the position represents unfunded loan commitments (Note 7).

At September 30, 2006, liquid assets totaling $752,687,110 have been designated as collateral for open forward commitments, swap contracts, and forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2006.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2006.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of issue at September 30, 2006 (as a percentage of Portfolio Value):
Argentina	1.1%
Brazil	0.7
Canada	1.6
Cayman Islands	3.1
France	5.4
Germany	0.9
Ireland	3.8
Japan	2.5
Luxembourg	0.8
Russia	1.3
South Africa	0.5
Spain	0.7
Sweden	1.3
United Kingdom	3.4
United States	71.6
Other	1.3
____________
Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/06 (aggregate face value $424,366,038)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$101,619,279	$103,254,457	10/18/06	$(1,635,178)
British Pound	64,752,501	65,383,362	12/20/06	(630,861)
Canadian Dollar	36,528,734	36,496,899	10/18/06	31,835
Czechoslovak Koruna	14,628,504	14,906,121	12/20/06	(277,617)
Danish Krone	1,829,420	1,848,028	12/20/06	(18,608)
Euro	35,505,832	35,663,628	12/20/06	(157,796)
Japanese Yen	99,057,677	100,515,088	11/15/06	(1,457,411)
Korean Won	17,798,088	17,493,634	11/15/06	304,454
Malaysian Ringgit	7,366,787	7,445,974	11/15/06	(79,187)
New Zealand Dollar	7,094,447	7,096,568	10/18/06	(2,121)
Polish Zloty	11,752,851	11,867,362	12/20/06	(114,511)
South African Rand	6,760,967	7,047,701	10/18/06	(286,734)
Swedish Krona	7,149,418	7,184,897	12/20/06	(35,479)
Swiss Franc	8,126,343	8,162,319	12/20/06	(35,976)

Total				$(4,395,190)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/06 (aggregate face value $757,160,739)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$ 13,985,981	$ 14,213,402	10/18/06	$ 227,421
British Pound	11,569,788	11,671,037	12/20/06	101,249
Canadian Dollar	40,977,761	40,709,504	10/18/06	(268,257)
Euro	333,412,949	336,973,412	12/20/06	3,560,463
Japanese Yen	202,958,481	208,742,085	11/15/06	5,783,604
New Zealand Dollar	7,299,236	7,213,436	10/18/06	(85,800)
Norwegian Krone	38,373,700	38,636,742	12/20/06	263,042
Singapore Dollar	7,171,856	7,246,871	11/15/06	75,015
Swedish Krona	69,797,495	70,066,425	12/20/06	268,930
Swiss Franc	21,551,607	21,687,825	12/20/06	136,218

Total				$10,061,885

FUTURES CONTRACTS OUTSTANDING at 9/30/06

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Bank Bill 90 day (Long)	1,902	$332,623,651	Dec-06	$ 311,790
Canadian Government Bond 10 yr (Long)	53	5,471,060	Dec-06	84,366
Euro-Bobl 5 yr (Long)	373	51,944,992	Dec-06	183,087
Euro-Bund 10 yr (Short)	433	64,770,524	Dec-06	(621,126)
Euro-Dollar 90 day (Long)	2,481	588,152,063	Mar-07	(234,174)
Euro-Dollar 90 day (Short)	486	115,017,975	Dec-06	(359,747)
Euro-Dollar 90 day (Short)	2,737	651,474,425	Dec-07	332,594
Euro-Schatz 2 yr (Short)	1,401	184,566,487	Dec-06	(234,024)
Euro-Yen 90 day (Long)	1,270	266,977,022	Jun-07	822,020
Euro-Yen 90 day (Short)	635	133,777,637	Dec-06	(251,379)
Euro-Yen 90 day (Short)	635	133,246,453	Dec-07	(553,581)
Japanese Government Bond 10 yr (Long)	153	174,709,022	Dec-06	995,690
U.K. Gilt 10 yr (Long)	123	25,279,165	Dec-06	57,025
U.S. Treasury Bond 20 yr (Long)	2,435	273,709,219	Dec-06	433,937
U.S. Treasury Note 10 yr (Short)	2,552	275,775,500	Dec-06	(2,838,781)
U.S. Treasury Note 5 yr (Short)	4,433	467,750,766	Dec-06	(1,779,077)
U.S. Treasury Note 2 yr (Short)	2,254	460,943,000	Dec-06	417,360

Total				$(3,234,020)

WRITTEN OPTIONS OUTSTANDING at 9/30/06 (premiums received $1,119,090)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank for the obligation to pay a fixed rate of 1.165% versus the 6 month JPY-LIBOR maturing
on April 3, 2008.	JPY 59,657,639,000	Mar-07/$1.165	$2,124,530

TBA SALE COMMITMENTS OUTSTANDING at 9/30/06 (proceeds receivable $8,028,246)

	Principal	Settlement
	amount	date	Value

FNMA, 5s, September 1, 2021	$1,800,000	9/18/06	$1,768,781
FNMA, 4 1/2s, October 1, 2021	6,500,000	10/17/06	6,269,453

Total			$8,038,234

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06

				Payments	Payments	Unrealized
Swap counterparty /			Termination	made by	received by	appreciation/
Notional amount			date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$ 5,000,000		9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (224,375)

	42,000,000		1/27/14	4.35%	3 month USD-LIBOR-BBA	2,069,060

Citibank, N.A.
NOK	284,790,000		7/14/10	6 month NOK-NIBOR-NIBR	3.40%	(1,370,039)

EUR	36,276,000		7/14/10	2.7515%	6 month
					EUR-EURIBOR-Telerate	1,718,846

	$ 70,920,000		7/27/09	5.504%	3 month USD-LIBOR-BBA	(792,196)

JPY	5,400,000,000		4/22/13	1.9225%	6 month JPY-LIBOR-BBA	(1,620,757)

JPY	24,459,632,000	(E)	4/3/08	6 month JPY-LIBOR-BBA	1.165%	799,782

JPY	1,700,000,000		4/21/36	6 month JPY-LIBOR-BBA	2.775%	793,240

EUR	14,140,000		7/22/10	2.825%	6 month
					EUR-EURIBOR-Telerate	623,503

NOK	115,000,000		7/22/10	6 month NOK-NIBOR-NIBR	3.52%	(479,798)

JPY	6,200,000,000		2/10/16	6 month JPY-LIBOR-BBA	1.755%	(55,472)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. continued
	$ 59,890,000	9/29/13	5.078%	3 month USD-LIBOR-BBA	$ 125,532

JPY	4,864,700,000	9/11/16	1.8675%	6 month JPY-LIBOR-BBA	(140,482)

CAD	168,439,000	8/22/08	3 month CAD-BA-CDOR	4.3535%	566,876

CAD	40,501,000	8/22/16	4.6535%	3 month CAD-BA-CDOR	(682,750)

AUD	137,689,000	8/4/09	3 month AUD-BBR-BBSW	6.315%	389,452

CAD	58,900,000	8/4/09	4.497%	3 month CAD-BA-CDOR	(527,634)

Credit Suisse First Boston International
	$ 42,918,600	7/9/14	4.945%	3 month USD-LIBOR-BBA	573,859

Credit Suisse International
EUR	11,109,000	7/17/21	6 month EUR-EURIBOR-
			Telerate	4.445%	625,604

EUR	42,954,000	7/17/13	4.146%	6 month
				EUR-EURIBOR-Telerate	(1,009,935)

EUR	51,841,000	7/17/09	6 month EUR-EURIBOR-
			Telerate	3.896%	278,139

GBP	6,726,000	4/3/36	16,944,346 GBP at maturity	6 month GBP-LIBOR-BBA	(29,317)

Deutsche Bank AG
ZAR	52,785,000	7/6/11	3 month ZAR-JIBAR-SAFEX	9.16%	66,096

	$ 21,693,259	8/2/22	3 month USD-LIBOR-BBA	5.7756%	1,197,385

	24,344,349	8/2/32	5.86%	3 month USD-LIBOR-BBA	(1,925,017)

Goldman Sachs Capital Markets, L.P.
	21,693,259	8/12/22	3 month USD-LIBOR-BBA	5.601%	788,548

	24,344,349	8/12/32	5.689%	3 month USD-LIBOR-BBA	(1,336,622)

	43,565,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	2,731,146

	48,888,992	8/1/32	5.919%	3 month USD-LIBOR-BBA	(4,273,124)

JPMorgan Chase Bank, N.A.
JPY	11,140,800,000	7/24/13	1.7875%	6 month JPY-LIBOR-BBA	(1,877,352)

JPY	45,947,700,000	7/24/08	6 month JPY-LIBOR-BBA	0.905%	1,405,019

	$ 22,600,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	603,723

	40,100,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	167,786

	316,231,000	5/4/08	3 month USD-LIBOR-BBA	5.37%	5,066,556

	102,399,000	5/4/16	5.62375%	3 month USD-LIBOR-BBA	(4,982,514)

JPY	21,270,000,000	6/6/13	1.83%	6 month JPY-LIBOR-BBA	(4,592,107)

	$ 49,000,000	5/10/35	5.062%	3 month USD-LIBOR-BBA	1,125,049

	113,000,000	5/10/15	3 month USD-LIBOR-BBA	4.687%	(2,393,220)

	210,000,000	5/10/07	4.062%	3 month USD-LIBOR-BBA	(6,393)

NZD	87,968,000	8/8/09	3 month NZD-BBR-FRA	7.10%	(49,639)

Lehman Brothers International (Europe)
	$ 46,641,000	8/3/11	3 month USD-LIBOR-BBA	5.445%	721,158

Lehman Brothers Special Financing, Inc.
JPY	12,649,000,000	10/21/15	1.61%	6 month JPY-LIBOR-BBA	604,585

	$ 18,023,000	8/3/16	3 month USD-LIBOR-BBA	5.5675%	548,786

	10,793,000	8/3/36	3 month USD-LIBOR-BBA	5.67%	602,405

	19,202,000	8/3/08	5.425%	3 month USD-LIBOR-BBA	(89,667)

GBP	6,285,000	3/15/36	15,214,937.50 GBP at
			maturity	6 month GBP-LIBOR-BBA	414,790

JPY	7,983,000,000	9/8/13	1.58375%	6 month JPY-LIBOR-BBA	(271,597)

JPY	33,668,000,000	9/8/08	6 month JPY-LIBOR-BBA	0.80625%	280,235

Merrill Lynch Capital Services, Inc.
EUR	22,000,000	7/26/10	2.801%	6 month
				EUR-EURIBOR-Telerate	987,320

NOK	174,700,000	7/26/10	6 month NOK-NIBOR-NIBR	3.54%	(736,555)

	$ 37,600,000 (E)	11/22/16	4.1735%	3 month U.S. Bond Market
				Association Municipal Swap
				Index	(1,292,207)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/06 continued

			Payments	Payments	Unrealized
Swap counterparty /		Termination	made by	received by	appreciation/
Notional amount		date	fund per annum	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc. continued
	$ 26,300,000 (E)	11/22/16	3 month USD-LIBOR-BBA	5.711%	$ 1,100,129

CAD	117,109,000	8/2/09	4.464%	3 month CAD-BA-CDOR	(939,940)

	$ 21,082,941	8/13/12	4.94%	3 month USD-LIBOR-BBA	180,746

	21,693,259	8/12/22	3 month USD-LIBOR-BBA	5.601%	788,548

	43,565,000	8/1/22	3 month USD-LIBOR-BBA	5.845%	2,731,146

	42,339,343	8/1/12	5.204%	3 month USD-LIBOR-BBA	(199,543)

Morgan Stanley Capital Services, Inc.
	15,000,000	5/17/12	3 month USD-LIBOR-BBA	5.7775%	720,335

	2,000,000	10/2/10	6.94%	3 month USD-LIBOR-BBA	(176,188)

Total					$ (679,056)

(E) See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/06

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International

GBP	6,726,000	4/3/36	3.1225%	GBP Non-revised	$ 183,902
				Retail Price Index

Goldman Sachs International
	6,497,000	9/15/11	678 bp (1 month	Ford Credit Auto	3,579
			USD-LIBOR-BBA)	Owner Trust
				Series 2005-B
				Class D

JPMorgan Chase Bank, N.A.
EUR	68,740,000	7/21/11	(2.295%)	Euro Non-revised	(1,227,063)
				Consumer Price
				Index excluding
				tobacco

EUR	68,740,000	7/21/11	2.2325%	Euro Non-revised	1,282,746
				Consumer Price
				Index excluding
				tobacco

EUR	47,968,000	6/16/14	2.245%	Euro Non-revised	883,600
				Consumer Price
				Index excluding
				tobacco

EUR	47,968,000	6/16/14	(2.275%)	Euro Non-revised	(858,766)
				Consumer Price
				Index excluding
				tobacco

Lehman Brothers Special Financing, Inc.
EUR	75,621,000	4/26/11	2.11%	French Non-	522,010
				revised Consumer
				Price Index
				excluding tobacco

EUR	75,621,000	4/26/11	(2.115%)	Euro Non-revised	(19,157)
				Consumer Price
				Index excluding
				tobacco

GBP	6,285,000	3/15/36	9,512,647 GBP	GBP Non-revised	159,644
			at maturity	Retail Price Index

Total					$ 930,495

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06

	Upfront			Fixed payments	Unrealized
Swap counterparty /	premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America, N.A.
DJ CDX NA HY Series 3
Index	$ 129,314	$ 6,240,000	6/20/10	360 bp	$ 348,589

DJ CDX NA HY Series 4
Index	271,706	12,480,000	6/20/10	360 bp	710,253

DJ CDX NA HY Series 4
Index	(99,806)	29,952,000	6/20/10	(360 bp)	(1,152,319)

DJ CDX NA HY Series 4
Index	(66,575)	14,976,000	6/20/10	(360 bp)	(592,832)

DJ CDX NA HY Series 6
Index	262,500	30,000,000	6/20/11	(345 bp)	(99,425)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	2,570,000	9/20/11	(111 bp)	(7,862)

L-3 Communications
Corp. 7 5/8%, 6/15/12	—	1,030,000	6/20/11	(101 bp)	(740)

Citibank, N.A.
DJ CDX NA HY Series 6
Index	2,350	1,880,250	6/20/11	(345 bp)	(20,334)

DJ CDX NA HY Series 6
Index	15,251	938,500	6/20/11	(345 bp)	3,928

DJ CDX NA HY Series 6
Index 25-35% tranche	—	7,521,000	6/20/11	80 bp	9,509

DJ CDX NA HY Series 6
Index 25-35% tranche	—	3,754,000	6/20/11	74 bp	695

CreditSuisse First Boston International
Ford Motor Co., 7.45%,
7/16/31	—	5,930,000	9/20/07	(487.5 bp)	(105,551)

Ford Motor Co., 7.45%,
7/16/31	—	7,190,000	9/20/08	725 bp	340,125

Ford Motor Co., 7.45%,
7/16/31	—	1,260,000	9/20/07	(485 bp)	(22,115)

Republic of Argentina,
8.28%, 2033	—	5,135,000	7/20/09	(214 bp)	(107,567)

Ukraine Government,
7.65%, 6/11/13	—	4,715,000	10/20/11	194 bps	(2,122)

Deutsche Bank AG
DJ CDX NA IG Series 7	(2)	5,584,000	12/20/13	(50 bp)	(2,368)

DJ CDX NA IG Series 7
Index 7-10% tranche	—	5,584,000	12/20/13	55 bp	3,586

Republic of Indonesia,
6.75%, 2014	—	2,130,000	9/20/16	294 bp	86,815

Republic of Indonesia,
6.75%, 2014	—	2,130,000	9/20/16	292 bp	83,799

Goldman Sachs International
Any one of the
underlying securities
in the basket of BB
CMBS securities	—	28,743,000	(a)	2.461%	1,957,675

DJ CDX NA HY Series 6
Index	5,742	2,296,750	6/20/11	(345 bp)	(21,966)

DJ CDX NA HY Series 6
Index 25-35% tranche	—	9,187,000	6/20/11	85 bp	31,141

DJ CDX NA HY Series 4
Index	84,055	6,240,000	6/20/10	360 bp	334,778

DJ CDX NA HY Series 4
Index	81,315	14,976,000	6/20/10	(360 bp)	(444,941)

DJ CDX NA HY Series 5
Index	(1,218,698)	75,175,000	12/20/10	(395 bp)	(4,226,220)

DJ CDX NA IG Series 6
Index	—	9,412,000	6/20/13	55 bp	62,572

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Goldman Sachs International continued
DJ CDX NA IG Series 6
Index	$ 4,036		$9,412,000	6/20/13	(50 bp)	$(979)

DJ CDX NA IG Series 7
Index	(3)		9,298,000	12/20/13	(50 bp)	5,287

DJ CDX NA IG Series 7
Index 7-10% tranche	—		9,298,000	12/20/13	56 bp	11,230

General Motors Corp.,
7 1/8%, 7/15/13	—		5,930,000	9/20/08	620 bp	280,041

General Motors Corp.,
7 1/8%, 7/15/13	—		5,930,000	9/20/07	(427.5 bp)	(123,796)

General Motors Corp.,
7 1/8%, 7/15/13	—		1,260,000	9/20/07	(425 bp)	(25,393)

General Motors Corp.,
7 1/8%, 7/15/13	—		1,260,000	9/20/08	620 bp	59,490

Ray Acquisition SCA, 9
3/8%, 3/15/15	—	EUR	2,700,000	9/20/08	(187 bp)	(44,472)

Ray Acquisition SCA, 9
3/8%, 3/15/15	—	EUR	2,700,000	9/20/11	399 bp	148,506

United States Steel
Corp., 9 3/4%, 5/15/10	—		$1,625,000	9/20/09	(65 bp)	1,342

JPMorgan Chase Bank, N.A.
Ford Motor Co., 7.45%,
7/16/31	—		1,010,000	9/20/07	(345 bp)	(260)

Ford Motor Co., 7.45%,
7/16/31	—		1,010,000	9/20/08	550 bp	8,237

General Motors Corp.,
7 1/8%, 7/15/13	—		1,010,000	9/20/07	(350 bp)	(13,442)

General Motors Corp.,
7 1/8%, 7/15/13	—		1,010,000	9/20/08	500 bp	24,853

United Rentals N.A.,
61/2%, 2/15/12	—		1,000,000	9/20/08	(95 bp)	(342)

Lehman Brothers Special Financing, Inc.
DJ CDX NA HY Series 4
Index	142,322		6,240,000	6/20/10	360 bp	382,842

DJ CDX NA HY Series 4
Index	137,923		29,952,000	6/20/10	(360 bp)	(1,016,572)

DJ CDX NA HY Series 6
Index	13,800		1,840,000	6/20/11	(345 bp)	(8,398)

DJ CDX NA HY Series 6
Index	22,673		2,267,250	6/20/11	(345 bp)	(4,679)

DJ CDX NA HY Series 6
Index	375,000		50,000,000	6/20/11	(345 bp)	(228,208)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		7,360,000	6/20/11	74 bp	7,732

DJ CDX NA HY Series 6
Index 25-35% tranche	—		9,069,000	6/20/11	72 bp	1,804

DJ iTraxx EUR Series 5
Index	53,968	EUR	7,923,000	6/20/13	(50 bp)	(12,601)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	7,923,000	6/20/13	53.5 bp	35,267

Republic of Peru, 8
3/4%, 11/21/33	—		$5,045,000	10/20/16	215 bp	44,020

Merrill Lynch Capital Services, Inc.
Ford Motor Co., 7.45%,
7/16/31	—		2,945,000	9/20/07	(345 bp)	(4,723)

Ford Motor Co., 7.45%,
7/16/31	—		2,945,000	9/20/08	570 bp	56,902

General Motors Corp.,
7 1/8%, 7/15/13	—		4,125,000	9/20/07	(335 bp)	(9,575)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/06 continued

	Upfront				Fixed payments	Unrealized
Swap counterparty /	premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	received (paid)**		amount	date	fund per annum	(depreciation)

Merrill Lynch Capital Services, Inc. continued
General Motors Corp.,
7 1/8%, 7/15/13	$—		$4,125,000	9/20/08	500 bp	$ 104,106

L-3 Communications
Corp. 7 5/8%, 2012	—		4,205,000	9/20/11	(111 bp)	(12,864)

L-3 Communications
Corp. 7 5/8%, 2012	—		2,576,000	6/20/11	(92 bp)	12,977

Merrill Lynch International
DJ CDX NA HY Series 4
Index	168,664		7,872,000	6/20/10	360 bp	445,286

Morgan Stanley Capital Services, Inc.
DJ CDX NA HY Series 6
Index	23,463		2,346,250	6/20/11	(345 bp)	(4,842)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		9,385,000	6/20/11	73 bp	(16,966)

DJ CDX NA HY Series 6
Index 25-35% tranche	11,229		1,655,250	6/20/11	(345 bp)	(8,740)

DJ CDX NA HY Series 6
Index 25-35% tranche	—		6,621,000	6/20/11	74 bp	(8,501)

DJ CDX NA IG Series 7
Index	5,733		9,656,000	12/20/13	(50 bp)	4,633

DJ CDX NA IG Series 7
Index, 7-10% tranche	—		9,656,000	12/20/13	53 bp	(1,274)

DJ iTraxx EUR Series 5
Index	48,135	EUR	7,923,000	6/20/13	(50 bp)	(18,435)

DJ iTraxx EUR Series 5
Index 6-9% tranche	—	EUR	7,923,000	6/20/13	57 bp	61,667

Ford Motor Co., 7.45%,
7/16/31	—		$1,030,000	9/20/07	(345 bp)	(4,094)

Ford Motor Co., 7.45%,
7/16/31	—		1,030,000	9/20/08	560 bp	18,046

General Motors Corp.,
7 1/8%, 7/15/13	—		1,030,000	9/20/07	(335 bp)	(12,199)

General Motors Corp.,
7 1/8%, 7/15/13	—		1,030,000	9/20/08	500 bp	25,995

Total						$(2,673,989)

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

(a) Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/06

ASSETS
Investment in securities, at value, including $40,007,677 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,699,552,413)	$2,751,899,535
Affiliated issuers (identified cost $89,147,096) (Note 5)	89,147,096

Cash	8,322,518

Foreign currency (cost $20,477,109) (Note 1)	20,377,733

Dividends, interest and other receivables	35,794,781

Receivable for shares of the fund sold	3,331,721

Receivable for securities sold	5,649,353

Receivable for sales of delayed delivery securities (Note 1)	12,946,895

Receivable for variation margin (Note 1)	214,058

Receivable for open forward currency contracts (Note 1)	10,901,322

Receivable for closed forward currency contracts (Note 1)	1,822,342

Unrealized appreciation on swap contracts (Note 1)	40,144,593

Premiums paid on swap contracts (Note 1)	1,385,084

Receivable for closed swap contracts (Note 1)	7,449

Total assets	2,981,944,480

LIABILITIES
Payable for securities purchased	5,238,011

Payable for purchases of delayed delivery securities (Note 1)	30,085,723

Payable for shares of the fund repurchased	7,991,127

Payable for compensation of Manager (Notes 2 and 5)	4,017,907

Payable for investor servicing and custodian fees (Note 2)	239,822

Payable for Trustee compensation and expenses (Note 2)	401,488

Payable for administrative services (Note 2)	6,350

Payable for distribution fees (Note 2)	1,607,055

Payable for open forward currency contracts (Note 1)	5,234,627

Payable for closed forward currency contracts (Note 1)	1,059,692

Written options outstanding, at value (premiums received $1,119,090) (Note 1)	2,124,530

TBA sale commitments, at value (proceeds receivable $8,028,246) (Note 1)	8,038,234

Unrealized depreciation on swap contracts (Note 1)	42,567,143

Premiums received on swap contracts (Note 1)	1,859,179

Payable for closed swap contracts (Note 1)	255

Collateral on securities loaned, at value (Note 1)	40,900,851

Other accrued expenses	317,233

Total liabilities	151,689,227

Net assets	$2,830,255,253

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,644,082,509

Distributions in excess of net investment income (Note 1)	(6,300,284)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(859,007,006)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	51,480,034

Total — Representing net assets applicable to capital shares outstanding	$2,830,255,253

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($1,336,319,490 divided by 134,581,941 shares)	$9.93

Offering price per class A share (100/96.25 of $9.93)*	$10.32

Net asset value and offering price per class B share ($273,562,970 divided by 27,775,974 shares)**	$9.85

Net asset value and offering price per class C share ($120,990,146 divided by 12,261,027 shares)**	$9.87

Net asset value and redemption price per class M share ($1,082,427,979 divided by 110,027,158 shares)	$9.84

Offering price per class M share (100/96.75 of $9.84)***	$10.17

Net asset value, offering price and redemption price per class R share ($703,435 divided by 70,965 shares)	$9.91

Net asset value, offering price and redemption price per class Y share ($16,251,233 divided by 1,635,842 shares)	$9.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/06

INVESTMENT INCOME
Interest (including interest income of $6,275,845 from investments in affiliated issuers) (Note 5)	$197,870,691

Securities lending	16,984

Total investment income	197,887,675

EXPENSES
Compensation of Manager (Note 2)	17,568,131

Investor servicing fees (Note 2)	3,299,040

Custodian fees (Note 2)	581,814

Trustee compensation and expenses (Note 2)	136,838

Administrative services (Note 2)	57,664

Distribution fees — Class A (Note 2)	3,285,633

Distribution fees — Class B (Note 2)	3,287,497

Distribution fees — Class C (Note 2)	1,640,684

Distribution fees — Class M (Note 2)	6,692,026

Distribution fees — Class R (Note 2)	3,137

Other	747,419

Non-recurring costs (Notes 2 and 8)	37,206

Costs assumed by Manager (Notes 2 and 8)	(37,206)

Fees waived and reimbursed by Manager or affiliate (Notes 5 and 8)	(390,014)

Total expenses	36,909,869

Expense reduction (Note 2)	(887,535)

Net expenses	36,022,334

Net investment income	161,865,341

Net realized loss on investments (Notes 1 and 3)	(11,914,985)

Net realized gain on swap contracts (Note 1)	1,745,931

Net realized gain on futures contracts (Note 1)	8,108,696

Net realized loss on foreign currency transactions (Note 1)	(17,875,212)

Net realized loss on written options (Notes 1 and 3)	(372,705)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,596,786

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the year	(6,916,072)

Net loss on investments	(24,627,561)

Net increase in net assets resulting from operations	$137,237,780

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	9/30/06	9/30/05

Operations:
Net investment income	$ 161,865,341	$ 230,466,692

Net realized gain (loss) on investments and foreign currency transactions	(20,308,275)	173,242,773

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(4,319,286)	(97,732,675)

Net increase in net assets resulting from operations	137,237,780	305,976,790

Distributions to shareholders: (Note 1)

From net investment income

Class A	(99,460,450)	(72,352,278)

Class B	(23,374,073)	(21,100,795)

Class C	(11,881,215)	(10,950,053)

Class M	(103,447,188)	(144,919,817)

Class R	(45,032)	(18,536)

Class Y	(1,511,957)	(1,593,689)

Redemption fees (Note 1)	7,881	4,507

Decrease from capital share transactions (Note 4)	(980,238,049)	(1,466,401,168)

Total decrease in net assets	(1,082,712,303)	(1,411,355,039)

NET ASSETS
Beginning of year	3,912,967,556	5,324,322,595

End of year (including distributions in excess of net investment income of $6,300,284
and undistributed net investment income of $91,083,356, respectively)	$ 2,830,255,253	$ 3,912,967,556

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	return of	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	capital	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
September 30, 2006	$10.20	.53(d,e)	(.05)	.48	(.75)	—	(.75)	—(f)	$9.93	5.03	$1,336,319	.95(d,e)	5.32(d,e)	71.35(g)
September 30, 2005	10.10	.51(d)	.13	.64	(.54)	—	(.54)	—(f)	10.20	6.50	1,364,862	.91(d)	4.97(d)	125.82(g)
September 30, 2004	9.85	.54(d)	.39	.93	(.68)	—	(.68)	—(f)	10.10	9.73	1,340,885	.95(d)	5.44(d)	99.17
September 30, 2003	8.89	.68	1.00	1.68	(.72)	—	(.72)	—	9.85	19.65	1,478,254.96		7.22	146.21(h)
September 30, 2002	9.26	.73	(.31)	.42	(.74)	(.05)	(.79)	—	8.89	4.61	1,296,859.94		7.96	209.42(h,i)

CLASS B
September 30, 2006	$10.12	.45(d,e)	(.04)	.41	(.68)	—	(.68)	—(f)	$9.85	4.26	$273,563	1.70(d,e)	4.59(d,e)	71.35(g)
September 30, 2005	10.02	.43(d)	.14	.57	(.47)	—	(.47)	—(f)	10.12	5.72	391,133	1.66(d)	4.23(d)	125.82(g)
September 30, 2004	9.78	.47(d)	.37	.84	(.60)	—	(.60)	—(f)	10.02	8.85	516,726	1.70(d)	4.73(d)	99.17
September 30, 2003	8.84	.61	.98	1.59	(.65)	—	(.65)	—	9.78	18.67	742,979	1.71	6.49	146.21(h)
September 30, 2002	9.22	.66	(.32)	.34	(.68)	(.04)	(.72)	—	8.84	3.70	696,733	1.69	7.20	209.42(h,i)

CLASS C
September 30, 2006	$10.14	.45(d,e)	(.04)	.41	(.68)	—	(.68)	—(f)	$9.87	4.25	$120,990	1.70(d,e)	4.61(d,e)	71.35(g)
September 30, 2005	10.04	.43(d)	.14	.57	(.47)	—	(.47)	—(f)	10.14	5.71	226,005	1.66(d)	4.23(d)	125.82(g)
September 30, 2004	9.80	.47(d)	.37	.84	(.60)	—	(.60)	—(f)	10.04	8.87	265,151	1.70(d)	4.67(d)	99.17
September 30, 2003	8.86	.57	1.03	1.60	(.66)	—	(.66)	—	9.80	18.70	237,437	1.71	6.10	146.21(h)
September 30, 2002	9.24	.65	(.31)	.34	(.68)	(.04)	(.72)	—	8.86	3.72	26,673	1.69	7.17	209.42(h,i)

CLASS M
September 30, 2006	$10.11	.50(d,e)	(.04)	.46	(.73)	—	(.73)	—(f)	$9.84	4.82	$1,082,428	1.20(d,e)	5.10(d,e)	71.35(g)
September 30, 2005	10.02	.48(d)	.13	.61	(.52)	—	(.52)	—(f)	10.11	6.19	1,898,276	1.16(d)	4.73(d)	125.82(g)
September 30, 2004	9.78	.51(d)	.38	.89	(.65)	—	(.65)	—(f)	10.02	9.43	3,174,449	1.20(d)	5.17(d)	99.17
September 30, 2003	8.83	.65	1.00	1.65	(.70)	—	(.70)	—	9.78	19.37	3,004,689	1.21	6.96	146.21(h)
September 30, 2002	9.22	.70	(.32)	.38	(.72)	(.05)	(.77)	—	8.83	4.13	2,258,273	1.19	7.68	209.42(h,i)

CLASS R
September 30, 2006	$10.18	.50(d,e)	(.04)	.46	(.73)	—	(.73)	—(f)	$9.91	4.79	$703	1.20(d,e)	5.06(d,e)	71.35(g)
September 30, 2005	10.09	.48(d)	.14	.62	(.53)	—	(.53)	—(f)	10.18	6.20	563	1.16(d)	4.66(d)	125.82(g)
September 30, 2004†	9.93	.46(d)	.24	.70	(.54)	—	(.54)	—(f)	10.09	7.30*	94	1.00*(d)	4.32*(d)	99.17

CLASS Y
September 30, 2006	$10.20	.55(d,e)	(.04)	.51	(.78)	—	(.78)	—(f)	$9.93	5.29	$16,251	.70(d,e)	5.59(d,e)	71.35(g)
September 30, 2005	10.10	.53(d)	.14	.67	(.57)	—	(.57)	—(f)	10.20	6.74	32,129	.66(d)	5.22(d)	125.82(g)
September 30, 2004	9.85	.56(d)	.39	.95	(.70)	—	(.70)	—(f)	10.10	9.99	27,017	.70(d)	5.68(d)	99.17
September 30, 2003	8.89	.70	1.00	1.70	(.74)	—	(.74)	—	9.85	19.96	25,427.71		7.45	146.21(h)
September 30, 2002	9.28	.77	(.34)	.43	(.77)	(.05)	(.82)	—	8.89	4.65	17,109.69		8.20	209.42(h,i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52 53

Financial highlights (Continued)

* Not annualized.

† For the period December 1, 2003 (commencement of operations) to September 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, as a percentage of its net assets, reflect a reduction of the following amounts (Note 5):

	9/30/06	9/30/05	9/30/04

Class A	0.01%	0.01%	<0.01%

Class B	0.01	0.01	<0.01

Class C	0.01	0.01	<0.01

Class M	0.01	0.01	<0.01

Class R	0.01	0.01	<0.01

Class Y	0.01	0.01	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended September 30, 2006 (Note 8).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy. (i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 9/30/06

Note 1: Significant accounting policies

Putnam Diversified Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by allocating its investments among the U.S. government and investment-grade corporate, the high-yield corporate and the international sectors of the fixed-income securities market. The fund invests in higher yielding, lower rated bonds that may have a higher rate of default.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

The redemption fees discussed above will be replaced, effective October 2, 2006, by a 1.00% redemption fee on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if  the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain total return swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At September 30, 2006, the value of securities loaned amounted to $40,007,677. The fund received cash collateral of $40,900,851 which is pooled with collateral of other Putnam funds into 39 issues of high grade short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $851,676,556 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 26,366,190	September 30, 2007

234,609,900	September 30, 2008

110,840,621	September 30, 2009

164,353,970	September 30, 2010

311,230,234	September 30, 2011

4,275,641	September 30, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2007 $11,241,640 of losses recognized during the period November 1, 2005 to September 30, 2006.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of foreign currency gains and losses, post-October loss deferrals, realized and unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts, amortization and accretion, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2006, the fund reclassified $19,529,066 to decrease undistributed net investment income and $257,600 to increase paid-in-capital, with a decrease to accumulated net realized losses of $19,271,466.

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2006 were as follows:

Unrealized appreciation	$ 100,242,027
Unrealized depreciation	(48,552,145)
———————————————
Net unrealized appreciation	51,689,882
Capital loss carryforward	(851,676,556)
Post-October loss	(11,241,640)

Cost for federal income tax purposes	$2,789,356,749

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense  reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended September 30, 2006, Putnam Management did not waive any of its management fee from the fund.

For the year ended September 30, 2006, Putnam Management has assumed $37,206 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 8).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended September 30, 2006, the fund incurred $3,880,854 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. For the year ended September 30, 2006, the fund’s expenses were reduced by $887,535 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $821, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $104,212 and $1,885 from the sale of class A and class M shares, respectively, and received $358,596 and $6,594 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2006, Putnam Retail Management, acting as underwriter, received $1,575 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended September 30, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $2,116,864,570 and $3,114,100,540, respectively. Purchases and sales of U.S. government securities aggregated no monies and $191,298,112, respectively.

Written option transactions during the year ended September 30, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	—	$—

Options opened	JPY 133,030,839,000	2,178,225
Options exercised	—	—
Options expired	—	—
Options closed	JPY (73,373,200,000)	(1,059,135)

Written options outstanding
at end of year	JPY 59,657,639,000	$1,119,090

Note 4: Capital shares

At September 30, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 9/30/06:
Shares sold	25,480,669	$251,417,389

Shares issued in connection with
reinvestment of distributions	7,557,622	74,381,942

	33,038,291	325,799,331

Shares repurchased	(32,294,245)	(319,329,637)

Net increase	744,046	$6,469,694

Year ended 9/30/05:
Shares sold	27,673,623	$283,462,115

Shares issued in connection with
reinvestment of distributions	5,161,530	52,768,581

	32,835,153	336,230,696

Shares repurchased	(31,761,405)	(325,159,459)

Net increase	1,073,748	$11,071,237

CLASS B	Shares	Amount

Year ended 9/30/06:
Shares sold	4,017,707	$39,442,386

Shares issued in connection with
reinvestment of distributions	1,705,657	16,662,665

	5,723,364	56,105,051

Shares repurchased	(16,600,648)	(162,702,000)

Net decrease	(10,877,284)	$(106,596,949)

Year ended 9/30/05:
Shares sold	5,816,447	$59,103,683

Shares issued in connection with
reinvestment of distributions	1,472,692	14,949,019

	7,289,139	74,052,702

Shares repurchased	(20,190,532)	(205,189,960)

Net decrease	(12,901,393)	$(131,137,258)

CLASS C	Shares	Amount

Year ended 9/30/06:
Shares sold	1,733,981	$17,001,294

Shares issued in connection with
reinvestment of distributions	202,808	1,984,027

	1,936,789	18,985,321

Shares repurchased	(11,971,954)	(117,779,161)

Net decrease	(10,035,165)	$(98,793,840)

Year ended 9/30/05:
Shares sold	8,751,604	$89,125,080

Shares issued in connection with
reinvestment of distributions	137,020	1,393,634

	8,888,624	90,518,714

Shares repurchased	(13,003,377)	(132,347,064)

Net decrease	(4,114,753)	$(41,828,350)

CLASS M	Shares	Amount

Year ended 9/30/06:
Shares sold	359,278	$3,507,741

Shares issued in connection with
reinvestment of distributions	135,353	1,320,413

	494,631	4,828,154

Shares repurchased	(78,204,784)	(771,110,980)

Net decrease	(77,710,153)	$(766,282,826)

Year ended 9/30/05:
Shares sold	25,877,581	$263,301,936

Shares issued in connection with
reinvestment of distributions	106,838	1,083,559

	25,984,419	264,385,495

Shares repurchased	(155,063,889)	(1,574,239,288)

Net decrease	(129,079,470)	$(1,309,853,793)

CLASS R	Shares	Amount

Year ended 9/30/06:
Shares sold	27,862	$ 275,493

Shares issued in connection with
reinvestment of distributions	4,583	45,019

	32,445	320,512

Shares repurchased	(16,751)	(165,567)

Net increase	15,694	$ 154,945

Year ended 9/30/05:
Shares sold	48,096	$ 493,168

Shares issued in connection with
reinvestment of distributions	1,814	18,536

	49,910	511,704

Shares repurchased	(3,933)	(40,237)

Net increase	45,977	$ 471,467

CLASS Y	Shares	Amount

Year ended 9/30/06:
Shares sold	376,570	$ 3,727,121

Shares issued in connection with
reinvestment of distributions	152,525	1,504,459

	529,095	5,231,580

Shares repurchased	(2,042,487)	(20,420,653)

Net decrease	(1,513,392)	$(15,189,073)

Year ended 9/30/05:
Shares sold	1,175,655	$ 12,052,175

Shares issued in connection with
reinvestment of distributions	155,859	1,593,689

	1,331,514	13,645,864

Shares repurchased	(856,667)	(8,770,335)

Net increase	474,847	$ 4,875,529

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2006, management fees paid were reduced by $164,402 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $6,275,845 for the year ended September 30, 2006. During the year ended September 30, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $709,480,556 and $745,674,887, respectively.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of September 30, 2006, the fund had unfunded loan commitments of $1,903,697, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Unfunded
Borrower	commitments

CBRL Group, Inc.	$ 97,655
CR Gas Storage	186,667
Meg Energy Corp.	500,000
Trump Hotel & Casino Resort, Inc.	1,119,375
——————————
Total	$1,903,697

Note 8: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with a settlement between Putnam and the fund’s Trustees, the fund received $225,612 during the period from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information (Unaudited)

Federal tax information

The Form 1099 you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc. She is an advisor to Hamilton Lane LLC and RCM Capital Management (investment management firms).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, he was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984
and President since 2000

Mr. Putnam is President of New Generation Research, Inc.
(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation
companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC
(a registered investment adviser). He is a Trustee of St. Mark’s
School and Shore Country Day School, and until 2002 was a
Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of
Dechert LLP (formerly known as Dechert Price & Rhoads) in
Philadelphia. He is a graduate of Harvard College, Harvard
Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2006, there were 108 Putnam Funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer,
Associate Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments.
Prior to July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (Born 1958)
Assistant Treasurer and Principal Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management. During 2002, Chief Operating Officer, Atalanta/Sosnoff Management Corporation; prior to 2001, President and Chief Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2003, Senior Vice President, United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management and Putnam Retail Management. Prior to 2004, General Counsel, State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam puts your interests first

In January 2004, Putnam began introducing a number
of voluntary initiatives designed to reduce fund expenses,
provide investors with more useful information, and help
safeguard the interests of all Putnam investors.
Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager
Putnam Investments Limited
57–59 St. James Street
London, England SW1A 1LD

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered
Public Accounting Firm
KPMG LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President, Principal
Executive Officer, Associate Treasurer,
and Compliance Liaison

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate Treasurer
and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN028 238302 11/06

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2006	$98,065*	$--	$4,680	$1,938

September 30, 2005	$53,490	$--	$3,990	$--

* Includes fees of $29,584 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal year ended September 30, 2006. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2006 and September 30, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,618 and $3,990 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to expense allocation methodology.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30,
2006	$ -	$ -	$ -	$ -

September
30, 2005	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/Michael T. Healy
Michael T. Healy
Principal Accounting Officer

Date: December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter

Charles E. Porter
Principal Executive Officer

Date: December 5, 2006

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 5, 2006